UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES



                  Investment Company Act File Number: 811-09561


                        Century Capital Management Trust
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       c/o Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                  Maureen Kane

                         Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
                     (Name and address of agent for service)



Registrant's telephone number, including area code:     (617) 482-3060
                                                        --------------


 Date of fiscal year end:   October 31
                            -----------------


Date of reporting period:   October 31, 2007
                            -----------------

CENTURY CAPITAL MANAGEMENT

                         Seventy-Nine Years of Investing
                                   1928 - 2007

                                     CENTURY

                                                                         CENTURY
                                                                           FUNDS


                                                                  Annual Reports
                                                                October 31, 2007

                                                                         Century
                                                                          Shares
                                                                           Trust

                                                                             and

                                                                         Century
                                                                       Small Cap
                                                                     Select Fund

CENTURY FUNDS

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2007
                                                                      10 YEARS/
                                                                        SINCE
CENTURY SHARES TRUST                    1 YEAR   3 YEARS    5 YEARS   INCEPTION
Institutional Shares (3/15/1928)*       11.86%   11.07%     11.82%      8.16%**
Investor Shares (7/18/05)*              11.38%                          9.41%


CENTURY SMALL CAP
SELECT FUND                                                              SINCE
                                        1 YEAR    3 YEARS   5 YEARS   INCEPTION
Institutional Shares (12/09/99)*        11.61%     9.99%     16.01%    16.59%
Investor Shares (02/24/00)*             11.34%     9.67%     15.62%    16.43%

*  Inception Date
** Ten Years

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call 1-800-321-1928 or visit the Funds' website at www.centuryfunds.com.

As stated in the prospectus dated February 28, 2007, the total annual fund operating expenses, gross of any fee waivers or expense reimbursements, for Century Small Cap Select Fund are 1.45% for the Investor Shares and 1.07% for the Institutional Shares, and the total annual fund operating expenses, gross of any fee waivers or expense reimbursements, for Century Shares Trust are 2.15% for the Investor Shares and 1.11% for the Institutional Shares. The Adviser has agreed contractually to waive a portion of its fees and/or reimburse operating expenses for the Investor Shares of Century Shares Trust to maintain total operating expenses at 1.45% through February 28, 2008. Please see the Financial Highlights and Notes to the Financial Statements sections of this report for gross and net expense related disclosure for the fiscal year ended October 31, 2007. Shares held less than 90 days for both Funds may be subject to a 1.0% redemption fee.

Returns include the reinvestment of dividends and capital gains. Performance for Century Small Cap Select Fund and the Investor Shares of Century Shares Trust would have been lower during relevant periods if certain fees had not been waived or expenses reimbursed. Performance information for the Funds does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the redemption of Fund shares.

CENTURY SMALL CAP SELECT FUND CONCENTRATES ITS INVESTMENTS IN THE FINANCIAL SERVICES AND HEALTH CARE GROUP OF INDUSTRIES. CONCENTRATION IN A PARTICULAR INDUSTRY SUBJECTS THE FUND TO THE RISKS ASSOCIATED WITH THAT INDUSTRY AND, AS A RESULT, MAY BE SUBJECT TO GREATER PRICE VOLATILITY THAN FUNDS WITH LESS CONCENTRATED PORTFOLIOS. IN ADDITION, THE FUND INVESTS IN SMALLER COMPANIES WHICH POSE GREATER RISKS THAN THOSE ASSOCIATED WITH LARGER, MORE ESTABLISHED COMPANIES.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by the Funds' prospectus.

The Russell 2000 Growth Index is a market capitalization-weighted index of the stocks of the 2,000 smallest companies included in the Russell 3000(R) Growth Index, which comprises the 3,000 largest U.S. domiciled companies that exhibit growth-oriented characteristics. Index returns reflect no deduction for fees, expenses or taxes. The indices are not available for investment. On February 28, 2007, the Russell 2000 Growth Index replaced the Russell 2000 Index as the comparative index for the Fund. The Adviser believes that the Russell 2000 Growth Index is a more appropriate benchmark because the Fund invests principally in companies that exhibit growth characteristics similar to those of companies included in the Russell 2000 Growth Index.

Price/Earnings ratio is the value of a company's stock price relative to company earnings. Price/Book ratio is the ratio of a stock's latest closing price divided by its book value per share. Book value is the total assets of a company minus total liabilities.

The views in this report were those of Century Funds' Chief Investment Officer and Portfolio Managers as of October 31, 2007 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investments and do not constitute investment advice. There is no assurance that the Funds will continue to invest in the securities mentioned. Foreside Fund Services, LLC, Distributor.

DEAR FELLOW SHAREHOLDERS,


The current market environment is at an important crossroads after several years of above average economic growth, corporate profits and low unemployment. We enjoyed these clear investment skies overhead, but credit and consumer clouds have formed on the horizon and may foreshadow an inclement market - ahead of the 2008 election. During uncertain times like these, prudent investors must patiently test their own convictions against the consensus view. We refer to this practice as "paranoid investing," and it requires thinking long term, beyond the next quarter.

"WHAT GETS US INTO TROUBLE IS NOT WHAT WE KNOW, IT'S WHAT WE KNOW FOR SURE THAT JUST AIN'T SO."
                                                                    - MARK TWAIN

The S&P 500 Index will likely end 2007 with its fifth consecutive year in positive territory. This impressive performance marks the second longest run of consecutive positive annual returns since 1950. Through October 31, 2007, the S&P 500's average annual return for the past five years was an impressive 13.9%, significantly above the long-term average of 8.6% (from 1935 through 9/30/2007). During this most recent 5-year period, the market benefited from strong double digit earnings growth, averaging 14.6% (refer to chart below), well in excess of the long-term average of 8.5%.

                  S&P 500 Index Earnings Per Share Growth Rate
                             Year over Year % Change
                (Excludes extraordinary and non-recurring items)

Bar Chart:

2002      7%
2003     15%
2004     21%
2005     14%
2006     16%
2007E     8%
2008E     6% ?
2009E     ?

Source: BASELINE

Over the long run, we believe earnings and returns revert to the mean average, with periods of outsized returns and earnings growth rates followed by periods of subpar returns and growth rates. As the S&P 500 earnings per share (EPS) chart shows, earnings growth turned up beginning in 2002, but slowed abruptly in the third quarter of 2007. During periods of moderate to declining earnings growth (such as the 2000 to 2002 time period), "quality growth" investing performed better than "momentum" or aggressive growth investing. Since Century invests in quality growth companies, we believe our funds are well-positioned to withstand earnings growth weakness and, possibly benefit as investors upgrade the quality of stocks in their portfolios.

PERFORMANCE
We are pleased to report that Century Small Cap Select Fund delivered its eighth consecutive year of positive performance. We are particularly proud of this record given the extremely poor performance of the Russell 2000 Growth Index in 2000, 2001 and 2002, when its returns were -22%, -9% and -30%, respectively. We are equally proud that Century Shares Trust posted its fifth consecutive year of positive performance. While we are pleased with our returns, we are disappointed that we lagged our respective benchmarks. In retrospect, we were defensively positioned too early. While this strategy helped us during the summer downturn, we lagged during the first half of the year, when the stock market exhibited strong performance. For a longer term perspective of Fund performance vs Index performance, please reference pages 9 and 10.

WHAT'S NEW AT CENTURY?
We continue to reinvest in our research team. We seek candidates with relevant expertise, experience, curiosity, humility and a sense of humor. We added two new professionals to the investment team. Shannon Hunter, a Harvard University graduate, joined us in July as an equity analyst. Bill Roddy joins us as Director

                                 CENTURY FUNDS 1
of Research and brings 20 years of leadership experience from William Blair & Company, where he was a principal and member of the firm's Executive Committee.

At the board level, John Beard retired as a longtime Century Funds Trustee, after many years of providing inspired guidance. John is an astute and thoughtful leader, whose probing questions and subtle humor provided wise counsel to all of us at Century. More importantly, his "moral compass" ensured that our shareholders' best interests were always top-of-mind. He will be greatly missed, but his spirit and legacy live on. We are pleased to welcome both Ellen Zane and Laura Johnson as new Trustees. Ellen is the CEO at Tufts-New England Medial Center, a large academic health system, and Laura is President of Massachusetts Audubon Society, a leader in environmental advocacy, education and conservation. We are thrilled to add their operating expertise, management perspective and vitality to the Century Funds' Board.

WHY DO WE USE A SEXTANT ON THE COVER OF OUR ANNUAL REPORT?

We think it is a good metaphor for the research-intensity of our fundamental investment process. A Sextant measures the angle of elevation above the horizon and is commonly used to sight the sun at noon to find the ship's latitude. Often, our research analysts have to measure many quantitative and qualitative attributes about a company, its customers and its management team. Avoiding disasters and finding safe passage are as important to prudent investing as they are to navigating the open seas in an 18th century frigate.

INVESTMENT PHILOSOPHY: BALANCE RISK WITH REWARD

We believe focusing on preserving capital is as important as capital appreciation in delivering favorable risk-adjusted returns over long time horizons. Our growth investing strategy helps to identify attractive investment opportunities, as well as mitigate risk in challenging market environments. We believe this balance of managing risk and return means we own companies with slightly slower growth rates but more potential consistency than more aggressive "growth" managers.

Following five straight years of positive returns, it is easy to question whether "risk" is less important than "potential growth" in assessing valuations today. Our research sextant continues to focus on durable business franchises with sustainable competitive advantages, regardless of economic conditions. We seek managers who are excellent "stewards of capital" and have a track record of acting in the interests of shareholders. Frequently, these leaders take advantage of market downturns by reinvesting in their business (while competitors struggle) and subsequently may grow market share and earnings at a faster rate than peers.

OUR MISSION

We remain committed to Century's Investment Principles. Managing your assets requires a consistent investment philosophy, disciplined research and patience. We are optimistic about the outlook for our Funds over the next year and over the long term. We thank you for entrusting your hard-earned assets to our firm. The Century team understands this responsibility and hopes to earn your trust in the future.

We hope you find the Annual Report informative and helpful in understanding your investment. We appreciate and value your continued support and wish you health, happiness and hearty returns in the coming year. We welcome your questions or comments at 800-321-1928.

Sincerely,

/s/ Alexander L. Thorndike

Alexander L. Thorndike
Chairman of the Trustees

                                2 CENTURY FUNDS

                                    CENTURY
                               CAPITAL MANAGEMENT

                                MISSION STATEMENT

                   TO EXCEED THE EXPECTATIONS OF OUR CLIENTS,
                  WHO ENTRUST US WITH THEIR HARD-EARNED ASSETS

         Goals
           >   To deliver exceptional risk-adjusted returns over time

           >   To develop long-term and deeper relationships with our clients

           >   To do the right thing, even when no one is watching

           >   To attract, develop and retain the best people


         VALUES
           o   DISCIPLINE
                   - We are passionate about our research intensity and adhering to our investment process

           o   CONVICTION
                   - We challenge the consensus and act on our convictions

           o   EXCELLENCE
                   - We strive to be great at what we do, both individually
                     and collectively

           o   CURIOSITY
                   - Our goal is to learn every day

           o   THE 3 HS
                      (1) Humility: there is always room for improvement
                      (1) Humor: we have fun
                      (1) Hustle: we are tireless in our pursuit of success


                                 CENTURY FUNDS 3

CENTURY SMALL CAP SELECT FUND
PERFORMANCE

For the twelve months ended October 31, 2007, the Fund's Institutional Shares and the Investor Shares returns were 11.61% and 11.34%, respectively, underperforming the Fund's benchmark, the Russell 2000 Growth Index return of 16.73% but outperforming the Russell 2000 Index return of 9.27%.

WHAT CONTRIBUTED TO PERFORMANCE

Top contributors for the year included investments in the Consumer Discretionary, Energy and Health Care sectors. The Consumer Discretionary sector benefited from an active merger and acquisition environment. Aquantive, a digital media company acquired by Microsoft, was the most significant contributor to performance. Guitar Center, a niche musical equipment retailer, was bought out by a private equity firm. Berry Petroleum, an oil and natural gas producer, profited from higher energy prices. Health Care was our best performing sector as a result of strong stock selection. Healthways, a disease management provider, performed well due to strong growth in its customer base. Surmodics, which provides drug delivery technology, rose on the announcement of an opthalmic partnership with Merck.

WHAT DETRACTED FROM PERFORMANCE

Investments in the Technology, Consumer Discretionary and Producer Durable sectors hurt performance. Within Technology, Smart Modular Technologies was our weakest performer, suffering from heightened competition for its high-end memory chip modules. Epicor Software, an enterprise software developer, underperformed due to a lengthening sales cycle. Within the Consumer and Producer Durable sectors, Tuesday Morning, an upscale closeout retailer, and Ryland Group, a home builder, were hurt by weakness in the housing market. Casual Male Retail Group, a specialty retailer of men's apparel, experienced slowing sales growth.

DISCUSSION

At Century, we are constantly searching for areas of the economy that are experiencing high levels of sustainable secular growth. The Health Care sector is an example of an attractive segment, due to the rapid pace of innovation and the need to contain the spiraling costs of medical care today. Hopefully, the following commentary will 'shed some light' on our investment decision-making process.

We believe research and development (R&D) spending within Health Care may continue to grow at the recent high level of 10%-14% annually, since battling disease and the onset of old age will never end. Medical technology, pharmaceutical and biotechnology firms need to constantly improve the efficacy and efficiency of their devices and replenish their drug pipelines.

As a result of this R&D spending growth, we initiated research on several Health Care technology and service-based companies that are less capital-intensive and less cyclical than a typical biotech company. We seek businesses with fairly predictable and recurring revenue trends, resulting in a more consistent return-on-equity over time. (Please see comparison table). Our approach led us to invest in four companies that sell products and services into the R&D space.

o Massachusetts-based company - sells scientific instruments to clinical labs and the industrial market.

o Ohio-based company - provides clinical research services to the pharmaceutical and biotechnology industries.

o Germany-based company - builds purification kits that are frequently purchased in clinical labs.

o    Minnesota-based company - develops biological products for clinical labs.

The common theme among these companies is their service orientation, recurring revenue model and the R&D focus of their client base. We believe that four companies are well positioned to benefit from continuing growth in innovative R&D spending.

We learn more from our losses than our successes, and it is important to detail areas within the portfolio that struggled. Smart Modular Technologies ("Smart"), our largest detractor for fiscal 2007, makes memory modules for many high-end server and networking applications. Smart was purchased in early 2006 and performed reasonably well up until this past July, with 35% earnings growth and return-on-equity above 30%. However, DRAM (dynamic random access memory) pricing declined precipitously (about 60%) versus the normal historical pattern of 20% price decline per year. Since Smart was unable to offset the sudden DRAM price decline, its operating margins fell, and the stock suffered. In the end, we learned that the company's earnings were more sensitive to changes in DRAM oversupply than our research had anticipated.

Our goal is to invest in companies that have historically grown their earnings and book value at above-market rates while generating unlevered returns well above the market. We want to pay reasonable valuations for those attractive cash flows. We believe these are the keys to providing a competitive risk-adjusted return over time. The tables below help to illustrate this point. Generally, we seek to purchase companies growing faster than the benchmark, while paying less than the market averages for that growth.


                                 4 CENTURY FUNDS

CENTURY SHARES TRUST
PERFORMANCE

For the twelve months ended October 31, 2007, the Trust's Institutional Shares and the Investor Shares returns were 11.86% and 11.38%, respectively, versus 14.56% for the S&P 500 Index.

WHAT CONTRIBUTED TO PERFORMANCE

Top contributors for the year included investments in the Technology, Financial Services and Health Care sectors. Within Technology, Nokia, a provider of mobile communication devices, was the top contributor due to international growth. Cisco Systems, a manufacturer of networking communications products, continued to benefit from increased demand for voice and video services over the internet. Microsoft, a worldwide software provider, witnessed strength across its business segments (Windows, Office, Servers and Games). In the Financial sector, Berkshire Hathaway, a property and casualty (re)insurer, outperformed due to a flight to quality and the $45 billion in cash on its rock-solid balance sheet. In Health Care (where the Trust has a meaningful overweight relative to the S&P
500), Covance, a clinical research company, saw strong demand for its services and a backlog that stands at $ 1 billion.

WHAT DETRACTED FROM PERFORMANCE

The primary detractor of performance was the underweight positions (relative to the S&P 500 sector weightings) in Materials & Processing and Energy sectors which did well last year. In addition, our modest overweight in the Consumer Discretionary sector hurt performance. The Progressive Corporation, an auto insurer, was the top detractor for the year due to increased industry competition. In addition, four companies within the Consumer Discretionary sector negatively affected performance: McGraw-Hill, a provider of educational and financial information services; Bed Bath & Beyond, a retailer of home furnishings; Staples, an office products retailer, and Home Depot, a home improvement retailer. McGraw-Hill suffered as a result of its Standard & Poor's unit's exposure to the dislocation in the capital markets. The other three Consumer Discretionary stocks were hurt by the slowing economy and weakening housing market.

DISCUSSION

The most significant change to the Trust over the past two years is the reduction of the Financial Services sector weighting. This change seems to have been a good call, in light of the recent downturn in the capital markets from the subprime credit crisis. In last year's Annual Report, we shared with you our rationale for reducing the Financial Services allocation. Our analysis indicated other areas presented better risk/return opportunities this stage of the economic cycle.

Many of the Trust's insurance holdings had reached all-time highs in 2006 and exceeded our price targets. The insurance segment benefited from an unusually prolonged cycle of favorable tailwinds that we feared were on the verge of nearing an end. Our research showed insurance pricing, margins and growth beginning to erode. We believed it was prudent to sell some of these companies and redeploy the proceeds into potentially favorable areas.

In the short-term, it appears that our thesis was accurate. The S&P Insurance Index (The S&P Insurance Index is a capitalization-weighted index of domestic insurance equities traded on the New York Stock Exchange and NASDAQ. The stocks in the Index are high capitalization stocks representing a sector of the S&P
500) returned 3.7% for the 1-year period ending October 31, 2007, underperforming the S&P 500's return by 10.18%. However, past performance is not an indicator of future results. We trimmed the Financial Services weighting to roughly 21% of the portfolio. We remain more comfortable with our current level of Financial Services exposure given the turmoil in the capital markets and are encouraged with the investments we made in other segments of the portfolio.



MARKET OUTLOOK: SLOWING GROWTH

Currently, we believe that 2008 earnings growth and visibility are declining. Earnings growth for a number of sectors will slow or turn negative as the economy slows and the negative effects of the housing downturn and the credit contraction take hold. From our perspective, this change in trend indicates an inflection point which investors seem slow to recognize.

The Funds have increased their weightings in the Health Care and Technology sectors, and we continue to believe these two sectors remain attractive. The demand characteristics within the Health Care sector provide fertile investment potential, even though we are sensitive to health care reimbursement risk as we approach the 2008 elections. Technology is also an attractive sector despite recent cautionary comments on enterprise spending. We believe that as the economy slows, corporations will continue to spend on technology to drive productivity.

                                             HOLDINGS BASED STYLE CONFIRMATION
                                          EARNINGS GROWTH AT REASONABLE VALUATIONS
                                                     CENTURY                     CENTURY SMALL   RUSSELL 2000
                                                  SHARES TRUST      S&P 500       CAP SELECT        GROWTH
  GROWTH CHARACTERISTICS - HISTORICAL ('02-'07)      9/30/07        9/30/07        10/31/07        10/31/07
--------------------------------------------------------------------------------------------------------------
   Return-on-Equity 5 years                           21.8%          18.1%           16.3%           11.8%
   Book Value Growth 5 years                          15.6%           9.2%           18.4%           12.1%
   Earnings/Share Growth 5 years                      24.2%          16.0%           26.1%           20.9%

  VALUATION CHARACTERISTICS
--------------------------------------------------------------------------------------------------------------
   Price/Earnings Ratio 1 Year Forecast               15.2           15.6            19.2            21.0
   Price/Book Ratio                                    2.8            2.8             3.1             3.9

Source: Mellon Investment Solutions, Baseline
Please refer to definition of terms on the inside of front cover.
--------------------------------------------------------------------------------------------------------------


                                 CENTURY FUNDS 5

Our concerns regarding the Consumer and Financial Services sectors continue. We believe the consumer's income statement and balance sheet are stressed. Many home owners are experiencing an increase in mortgage payments, higher inflationary pressures in commodity prices and cost-of-living increases.
With respect to Financial Services, we believe poor credit underwriting (resulting from the lending bubble) will persist for the next few quarters, leading to higher credit losses going forward.

                    CBOE's S&P 500 Volatility Index (VIX) --
                                  2002 to 2007
                     (Above 25 = Fear, Below 15 = Optimism)

Line Chart:

02                    22.71
                      21.34
                      20.45
                      21.94
                      21.83
                      22.13
                      22.36
                      22.6
                      23.58
                      22.7
                      23.45
                      22.25
                      22.52
                      23.61
                      21.88
                      21.15
                      21.01
                      21.14
                      24.35
                      23.22
                      21.09
                      21.12
                      24.87
                      25.45
                      26.09
                      25.11
                      23.26
                      21.78
                      21.62
                      20.85
                      21.77
                      22.37
                      24.43
                      22.66
                      23.8
                      22.86
                      21.84
                      21.68
                      21.49
                      21.59
                      19.96
                      20.5
                      20.3
                      19.94
                      20.04
                      19.27
                      19.84
                      19.59
                      19.46
                      19.2
                      18.42
                      18.93
                      18.16
                      18.46
                      18.15
                      17.77
                      18.48
                      18.13
                      17.7
                      17.4
                      18.73
                      19.16
                      20.2
                      19.78
                      19.13
                      19.61
                      19.47
                      18.19
                      20.3
                      19.42
                      19.82
                      18.11
                      18.43
                      19.29
                      18.3
                      19.77
                      20.28
                      20.77
                      20.95
                      22.14
                      24.05
                      21.91
                      20.06
                      20.07
                      20.19
                      22.56
                      21.94
                      20.39
                      21.56
                      22.41
                      20.72
                      19.35
                      19.19
                      18.5
                      17.7
                      19.24
                      20.05
                      19.58
                      18.23
                      18.9
                      20.31
                      20.39
                      20.61
                      19.98
                      23.37
                      23.89
                      22.61
                      24.16
                      23.51
                      23.72
                      24.45
                      24.15
                      25.02
                      25.96
                      24.64
                      24.24
                      26.06
                      27.48
                      27.23
                      26.98
                      27.84
                      28.42
                      26.29
                      25.4
                      27.11
                      28.96
                      29.42
                      27.11
                      28.25
                      30.22
                      34.1
                      33.85
                      32.94
                      35.03
                      36.65
                      35.45
                      35.12
                      38.17
                      41.87
                      44.92
                      39.86
                      39.27
                      35.51
                      31.33
                      31.92
                      32.03
                      36.95
                      41.29
                      45.08
                      42.03
                      38.73
                      36.33
                      35.33
                      37.05
                      35.82
                      32.36
                      29.43
                      28.81
                      28.61
                      29.59
                      28.23
                      27.75
                      29.32
                      29.89
                      30.11
                      33.32
                      33.67
                      32.64
                      39.97
                      37.44
                      38.86
                      36.33
                      36.45
                      35.08
                      34.81
                      37.5
                      35.82
                      36.74
                      38.01
                      37.52
                      40.65
                      38.98
                      39.68
                      40.52
                      37.33
                      34.6
                      36.97
                      39.69
                      34.12
                      36.83
                      37.31
                      39.46
                      42.64
                      41.02
                      42.13
                      37.55
                      35.7
                      36.04
                      34.02
                      36
                      34.1
                      33.53
                      33.11
                      34.09
                      33.2
                      34.03
                      30
                      31.07
                      32.27
                      31.23
                      31.14
                      29.3
                      30.82
                      31.23
                      30.73
                      31.42
                      29.41
                      31.3
                      30.58
                      31.24
                      28.67
                      26.65
                      27.66
                      27.41
                      25.32
                      23.81
                      23.16
                      24.07
                      25.97
                      27.25
                      27.5
                      27.46
                      28.33
                      28.92
                      30.1
                      28.88
                      30.78
                      28.76
                      27.76
                      27.29
                      28.18
                      26.24
                      26.66
                      28.29
                      30.21
                      26.71
                      26.2
                      26.49
                      27.37
                      29.55
                      29.62
                      28.62
03                    25.39
                      24.68
                      24.91
                      25.13
                      25.53
                      24.25
                      24.32
                      24.9
                      24.57
                      25.51
                      25.01
                      25.7
                      27.59
                      29.01
                      27.53
                      31.51
                      34.69
                      31.93
                      31.26
                      31.32
                      31.17
                      31.02
                      32.76
                      33.04
                      33.35
                      34.01
                      33.99
                      33.68
                      34.33
                      33.7
                      32.62
                      31.11
                      31.31
                      31.16
                      30.25
                      31.98
                      31.74
                      31.94
                      30.53
                      29.63
                      30.43
                      31.83
                      30.38
                      31.37
                      31.08
                      33.31
                      33.61
                      33.51
                      31.76
                      30.98
                      31.75
                      30.43
                      31.54
                      30.44
                      28.67
                      30.39
                      28.75
                      28.23
                      27.96
                      27.75
                      29.15
                      28.36
                      28.02
                      28.21
                      29.13
                      28.45
                      27.13
                      27.11
                      25.6
                      24.44
                      23.41
                      22.56
                      22.52
                      21.5
                      21.95
                      20.7
                      20.8
                      20.33
                      20.8
                      20.84
                      20.76
                      21.21
                      21.59
                      20.63
                      21.13
                      20.8
                      21
                      21.24
                      19.69
                      19.52
                      19.91
                      20
                      19.24
                      18.4
                      20.51
                      21.29
                      21.21
                      19.78
                      19.17
                      19.99
                      20.03
                      20.43
                      19.47
                      20.85
                      20.84
                      20.62
                      20.83
                      21.25
                      22.15
                      20.64
                      20.21
                      20.41
                      20.66
                      20.22
                      20.01
                      19.76
                      19.8
                      19.14
                      20.58
                      20.75
                      20.81
                      19.4
                      19.16
                      19.52
                      19.46
                      19.03
                      19.39
                      20.06
                      19.48
                      18.93
                      19.19
                      18.47
                      19.59
                      19.55
                      19.76
                      20.22
                      19.11
                      19.78
                      19.17
                      18.64
                      18.6
                      17.75
                      18.36
                      18.67
                      18.85
                      19.49
                      20.75
                      21.27
                      22.68
                      21.5
                      20.26
                      19.59
                      19.75
                      17.94
                      18.77
                      18.47
                      18.27
                      18.18
                      17.86
                      17.82
                      17.84
                      18.55
                      19.53
                      19.49
                      19.13
                      18.48
                      18.63
                      19.02
                      19.44
                      18.71
                      18.17
                      18.26
                      18.85
                      20.01
                      19.25
                      18.68
                      19.28
                      18.03
                      18.15
                      17.57
                      17.54
                      19.65
                      19.47
                      21.22
                      22.26
                      22.23
                      21.67
                      22.72
                      21.07
                      20.8
                      19.5
                      19.51
                      19.41
                      19.18
                      18.82
                      18.45
                      17.55
                      17.37
                      17.69
                      17.19
                      17.62
                      17.04
                      16.55
                      17.67
                      17.68
                      17.71
                      18.05
                      16.82
                      16.43
                      16.33
                      16.1
                      16.55
                      16.55
                      16.86
                      16.74
                      16.93
                      17.62
                      17.54
                      16.75
                      16.47
                      16.94
                      18.6
                      19.11
                      18.8
                      19.48
                      18.98
                      17.44
                      16.71
                      16.23
                      16.32
                      16.77
                      16.27
                      16.63
                      16.3
                      17.09
                      16.54
                      17.63
                      17.87
                      16.73
                      16.41
                      17.23
                      15.93
                      15.58
                      16.16
                      16.42
                      16.94
                      16.49
                      16.66
                      17.45
                      17.09
                      17.68
                      18.31
04                    18.22
                      17.49
                      16.73
                      15.5
                      15.61
                      16.75
                      16.82
                      18.04
                      16.75
                      15.56
                      15
                      15.21
                      14.34
                      14.71
                      14.84
                      14.55
                      15.35
                      16.78
                      17.14
                      16.63
                      17.11
                      17.34
                      17.87
                      17.71
                      16
                      16.39
                      15.94
                      15.39
                      15.31
                      15.58
                      15.4
                      15.59
                      15.8
                      16.04
                      16.29
                      15.9
                      14.93
                      14.83
                      14.55
                      14.44
                      14.86
                      14.55
                      14.4
                      14.48
                      15.79
                      16.6
                      18.67
                      20.67
                      18.3
                      21.13
                      20.34
                      18.11
                      18.53
                      19.15
                      21.58
                      20.67
                      19.81
                      17.88
                      17.33
                      16.5
                      16.28
                      16.74
                      16.65
                      15.64
                      14.97
                      15.32
                      15.76
                      16.26
                      15.28
                      17.26
                      15.62
                      15.74
                      14.94
                      15.42
                      16.67
                      15.6
                      14.61
                      14.01
                      14.77
                      15.07
                      16.29
                      16.6
                      17.19
                      16.62
                      16.55
                      15.77
                      17.05
                      18.13
                      19.77
                      18.57
                      18.14
                      18.86
                      18.47
                      19.96
                      19.33
                      18.93
                      18.67
                      18.49
                      18.08
                      15.96
                      15.97
                      15.28
                      15.5
                      16.3
                      16.08
                      17.03
                      16.78
                      15.39
                      15.01
                      15.39
                      15.04
                      16.07
                      15.05
                      14.79
                      15.15
                      14.99
                      15.26
                      14.31
                      13.98
                      14.81
                      15.19
                      16.07
                      15.47
                      14.34
                      15.2
                      15.08
                      16.25
                      15.81
                      16.2
                      15.78
                      14.96
                      14.46
                      13.76
                      14.71
                      14.34
                      15.17
                      14.17
                      16.41
                      15.75
                      16.5
                      17.3
                      16.55
                      16.15
                      15.68
                      15.32
                      15.37
                      16.03
                      16.21
                      18.32
                      19.34
                      18.89
                      17.47
                      18.04
                      19.08
                      17.98
                      17.57
                      17.02
                      16.23
                      16.96
                      16
                      15.88
                      15.33
                      14.98
                      14.91
                      14.71
                      15.44
                      15.29
                      14.91
                      14.28
                      13.91
                      14.07
                      14.06
                      14.01
                      13.76
                      13.17
                      13.56
                      14.64
                      14.39
                      14.03
                      14.43
                      13.66
                      14.74
                      14.8
                      14.28
                      14.62
                      13.83
                      13.21
                      13.34
                      12.75
                      13.41
                      13.95
                      13.28
                      14.5
                      15.05
                      14.71
                      15.05
                      15.42
                      16.43
                      15.04
                      14.71
                      15.13
                      14.85
                      14.54
                      15.28
                      16.58
                      16.39
                      15.72
                      15.39
                      16.27
                      16.27
                      16.18
                      14.04
                      13.97
                      13.84
                      13.8
                      13.61
                      13.08
                      13.04
                      13.33
                      13.38
                      13.21
                      13.21
                      12.98
                      13.5
                      12.97
                      12.67
                      12.72
                      12.78
                      13.3
                      13.24
                      12.97
                      12.98
                      12.96
                      13.19
                      13.67
                      13.19
                      12.88
                      12.76
                      12.54
                      12.73
                      12.35
                      12.27
                      11.95
                      11.83
                      11.55
                      11.45
                      11.23
                      12.14
                      12
                      11.62
                      12.56
                      13.29
05                    14.08
                      13.98
                      14.09
                      13.58
                      13.49
                      13.23
                      13.19
                      12.56
                      12.84
                      12.43
                      12.47
                      13.18
                      13.83
                      14.36
                      14.65
                      14.06
                      13.44
                      13.24
                      13.24
                      12.82
                      12.03
                      11.66
                      11.79
                      11.21
                      11.73
                      11.6
                      12
                      11.51
                      11.43
                      11.52
                      11.27
                      11.1
                      11.77
                      11.18
                      13.14
                      12.39
                      11.57
                      11.49
                      12.08
                      12.04
                      12.5
                      12.93
                      11.94
                      12.26
                      12.4
                      12.7
                      12.49
                      12.8
                      12.39
                      13.15
                      13.49
                      13.29
                      13.14
                      13.61
                      14.27
                      14.06
                      13.42
                      13.75
                      14.49
                      13.64
                      14.02
                      14.09
                      14.11
                      13.68
                      13.15
                      12.33
                      12.62
                      11.98
                      11.3
                      13.31
                      14.53
                      17.74
                      16.56
                      14.96
                      16.92
                      14.41
                      15.38
                      14.62
                      14.91
                      14.87
                      16.86
                      15.31
                      15.12
                      14.53
                      13.85
                      13.98
                      14.05
                      13.75
                      14.91
                      14.45
                      16.12
                      16.32
                      15.68
                      14.57
                      13.63
                      13.32
                      13.14
                      12.95
                      12.69
                      12.58
                      12.24
                      12.15
                      13.29
                      12.36
                      11.84
                      12.15
                      12.28
                      12.39
                      12.7
                      12.08
                      11.96
                      11.65
                      11.79
                      11.46
                      11.15
                      11.48
                      11.47
                      11.08
                      11.05
                      12.13
                      12.18
                      12.52
                      11.58
                      11.77
                      12.04
                      11.4
                      11.68
                      12.27
                      12.49
                      11.45
                      11.28
                      10.95
                      10.84
                      10.81
                      10.33
                      10.77
                      10.45
                      10.23
                      10.97
                      10.52
                      11.1
                      10.99
                      10.36
                      10.52
                      11.57
                      12.08
                      11.75
                      11.83
                      12.52
                      12.48
                      13.21
                      12.4
                      12.38
                      12.42
                      12.74
                      12.26
                      13.52
                      13.3
                      13.42
                      13.42
                      13.42
                      13.34
                      14.17
                      13.73
                      13.72
                      13.52
                      13.65
                      12.6
                      13.15
                      13.57
                      12.93
                      12.52
                      12.93
                      11.98
                      11.65
                      12.39
                      12.91
                      12.49
                      11.22
                      12.14
                      12.64
                      13.79
                      13.33
                      12.96
                      13.04
                      12.76
                      12.63
                      12.24
                      11.92
                      12.46
                      13.2
                      14.55
                      14.96
                      14.59
                      15.55
                      15.63
                      16.22
                      16.47
                      14.87
                      14.67
                      15.33
                      13.5
                      16.11
                      16.13
                      14.74
                      14.53
                      14.59
                      16.02
                      14.25
                      15.32
                      14.85
                      13.48
                      13
                      13.17
                      13.1
                      13.08
                      12.8
                      11.9
                      11.63
                      12.18
                      12.23
                      12.26
                      11.25
                      11.12
                      10.82
                      10.6
                      10.96
                      10.88
                      11.84
                      11.89
                      12.06
                      11.24
                      11.01
                      11.6
                      11.52
                      12.18
                      12.21
                      11.69
                      11.47
                      11.11
                      10.48
                      10.73
                      10.68
                      11.38
                      11.19
                      10.81
                      10.29
                      10.27
                      11.57
                      11.35
                      11.61
                      12.07
06                    11.14
                      11.37
                      11.31
                      11
                      11.13
                      10.86
                      10.94
                      11.2
                      11.23
                      11.91
                      12.25
                      11.98
                      14.56
                      13.93
                      13.31
                      12.87
                      12.42
                      11.97
                      12.39
                      12.95
                      12.36
                      13.23
                      12.96
                      13.04
                      13.59
                      12.83
                      13.12
                      12.87
                      13.35
                      12.25
                      12.31
                      11.48
                      12.01
                      12.41
                      11.88
                      11.87
                      11.46
                      11.59
                      12.34
                      11.54
                      11.72
                      11.96
                      12.74
                      12.66
                      12.32
                      12.68
                      11.85
                      11.37
                      10.74
                      11.35
                      11.98
                      12.12
                      11.79
                      11.62
                      11.21
                      11.17
                      11.19
                      11.46
                      11.58
                      10.95
                      11.57
                      11.39
                      11.57
                      11.14
                      11.13
                      11.45
                      12.26
                      12.19
                      13
                      12.76
                      12.38
                      12.58
                      11.4
                      11.32
                      11.64
                      11.59
                      11.75
                      11.75
                      11.76
                      11.84
                      11.59
                      12.54
                      11.99
                      11.99
                      11.86
                      11.62
                      12
                      11.99
                      11.78
                      12.49
                      14.19
                      13.57
                      13.35
                      16.26
                      16.99
                      17.18
                      17.72
                      18.26
                      17.36
                      15.5
                      14.26
                      18.66
                      16.44
                      14.52
                      14.32
                      16.65
                      17.34
                      17.8
                      18.35
                      18.12
                      20.96
                      23.81
                      21.46
                      15.9
                      17.25
                      17.83
                      16.69
                      15.52
                      15.88
                      15.89
                      15.62
                      16.4
                      15.79
                      13.03
                      13.08
                      13.05
                      14.15
                      13.65
                      13.97
                      14.02
                      13.14
                      14.49
                      17.79
                      18.05
                      18.64
                      17.74
                      15.55
                      16.21
                      17.4
                      14.98
                      14.85
                      14.62
                      14.94
                      14.33
                      14.95
                      15.05
                      14.34
                      14.46
                      14.34
                      15.23
                      15.23
                      15.2
                      14.46
                      14.3
                      14.26
                      13.42
                      12.41
                      12.24
                      11.64
                      12.22
                      12.19
                      12.4
                      12.4
                      12.31
                      12.18
                      12.28
                      12.22
                      12.31
                      11.96
                      12.63
                      13.74
                      13.88
                      13.16
                      12.99
                      11.92
                      11.18
                      11.55
                      11.76
                      11.78
                      11.98
                      11.39
                      12.25
                      12.59
                      12.12
                      11.53
                      11.58
                      11.72
                      11.98
                      12.57
                      12.24
                      11.86
                      11.98
                      11.56
                      11.68
                      11.52
                      11.62
                      11.09
                      10.75
                      11.09
                      11.73
                      11.34
                      10.9
                      10.63
                      11.08
                      10.78
                      10.66
                      10.56
                      10.8
                      11.2
                      11.1
                      11.51
                      11.42
                      11.16
                      11.16
                      11.09
                      10.75
                      11.01
                      10.79
                      10.86
                      10.5
                      10.31
                      10.16
                      10.05
                       9.97
                       9.9
                      10.14
                      10.73
                      12.3
                      11.62
                      10.83
                      10.91
                      11.66
                      11.23
                      11.27
                      11.33
                      12.67
                      12.07
                      10.71
                      10.65
                      10.18
                       9.97
                      10.05
                      10.6
                      10.3
                      10.26
                      10.53
                      11.36
                      11.26
                      10.64
                      10.99
                      11.56
07                    12.04
                      11.51
                      12.14
                      12
                      11.91
                      11.47
                      10.87
                      10.15
                      10.74
                      10.59
                      10.85
                      10.4
                      10.77
                      10.34
                       9.89
                      11.22
                      11.13
                      11.45
                      10.96
                      10.42
                      10.31
                      10.08
                      10.55
                      10.65
                      10.32
                      10.44
                      11.1
                      11.61
                      10.34
                      10.23
                      10.22
                      10.02
                      10.24
                      10.2
                      10.18
                      10.58
                      11.15
                      18.31
                      15.42
                      15.82
                      18.61
                      19.63
                      15.96
                      15.24
                      14.29
                      14.09
                      13.99
                      18.13
                      17.27
                      16.43
                      16.79
                      14.59
                      13.27
                      12.19
                      12.93
                      12.95
                      13.16
                      13.48
                      14.98
                      15.14
                      14.64
                      14.53
                      13.46
                      13.24
                      13.23
                      13.14
                      12.68
                      13.49
                      12.71
                      12.2
                      11.98
                      12.14
                      12.42
                      12.54
                      12.07
                      13.04
                      13.12
                      13.21
                      12.79
                      12.45
                      14.22
                      13.51
                      13.08
                      13.09
                      12.91
                      13.15
                      13.21
                      12.88
                      13.6
                      12.95
                      13.96
                      14.01
                      13.5
                      13.51
                      12.76
                      13.3
                      13.06
                      13.24
                      14.08
                      13.34
                      13.53
                      12.83
                      13.05
                      12.78
                      13.29
                      13.63
                      14.87
                      17.06
                      14.84
                      14.71
                      16.67
                      14.73
                      13.64
                      13.94
                      13.42
                      12.85
                      14.67
                      14.21
                      15.75
                      16.65
                      18.89
                      15.53
                      15.54
                      16.23
                      15.4
                      14.92
                      15.48
                      14.72
                      15.16
                      17.57
                      16.64
                      15.54
                      15.15
                      15.59
                      15.63
                      16
                      15.23
                      16.95
                      16.81
                      18.55
                      18.1
                      20.74
                      24.17
                      20.87
                      23.52
                      23.67
                      21.22
                      25.16
                      22.94
                      21.56
                      21.45
                      26.48
                      28.3
                      26.57
                      27.68
                      30.67
                      30.83
                      29.99
                      26.33
                      25.25
                      22.89
                      22.62
                      20.72
                      22.72
                      26.3
                      23.81
                      25.06
                      23.38
                      22.78
                      24.58
                      23.99
                      26.23
                      27.38
                      25.27
                      24.96
                      24.76
                      24.92
                      26.48
                      20.35
                      20.03
                      20.45
                      19
                      19.37
                      18.6
                      17.63
                      17
                      18
                      17.84
                      18.49
                      18.8
                      18.44
                      16.91
                      17.46
                      16.12
                      16.67
                      18.88
                      17.73
                      19.25
                      20.02
                      18.54
                      18.5
                      22.96
                      21.64
                      20.41
                      20.8
                      21.17
                      19.56
                      19.87
                      21.07
                      18.53
                      23.21
                      23.01
                      24.31
                      21.39
                      26.49
                      26.16
                      28.5
                      31.09
                      24.1
                      25.94
                      28.06
                      25.49
                      26.01
                      24.88
                      26.84
                      25.61
                      28.91
                      26.28
                      24.11
11/28/07 = 24.11

It is also worth noting the activity in the Chicago Board Options Exchange's
(CBOE) Volatility Index (VIX) that measures the level of optimism or pessimism in the stock market. Many investors refer to it as the "fear index" because a high VIX (above 25) represents uncertainty in the markets. From 1997 through 2002, the VIX indicated investor "fear" in the markets, followed by four years of optimism. The recent rise in the VIX suggests investor sentiment is shifting again toward doubt or "fear." We believe this shift may cause investors to focus more on quality investing in predictable businesses, which could benefit the Century Funds' performance.

In summary, we believe that financial indigestion and consumer anxiety will probably continue to weigh on the equity markets through midyear 2008. However, we are very optimistic in the long term benefits of global growth, as well as the export potential of many of our portfolio holdings. When markets get nervous, we seek to take advantage of such opportunities to trade up in quality and 'buy innovative leaders at laggard valuations.' The current environment reminds us of a similar period in 1999-2001, and we get excited by irrational market turbulence steering our research into new areas.

CENTURY'S INVESTMENT PROCESS

Our investment process emphasizes in-depth original research on each company, its rivals and the industry in which it competes. In our screening process, we develop a watch list by considering industry trends, company fundamentals and valuation criteria. From this watch list, our research analysts begin a due diligence process that includes both qualitative (i.e. visiting corporate and satellite offices, interviewing contacts in the field) and quantitative (i.e. building earnings models and relative valuation comparisons) methodologies. This preparation leads to an understanding of the risk/reward profile for each stock, in addition to the shifting trends in strategy, pricing, margins and market share affecting each company.

Once we have conducted a stress test to challenge our assumptions, our analysts prepare a recommendation to buy or sell a particular stock and present it to the investment team. If there is a resulting purchase decision, we determine the appropriate entry price and targeted exit price at which we will sell. One of the most important steps is our sell discipline. As a stock approaches our target price, we typically trim it. We continuously reassess our portfolio holdings, factoring in changing conditions for each company.

Our goal is to enhance shareholder returns and avoid the common errors of complacency that impact many investors (see the Mark Twain quote at the beginning of this report.) How can we think or work differently than the investor consensus? We hope to mitigate the risk of a higher-growth stock by buying it when the market appears to be unaware of its accelerating growth prospects. Our investment philosophy seeks to identify superior management teams with sustainable competitive advantages in their products, services and distribution networks. Evaluating management skill and ability is both art and science. The art of asking the right questions and listening to the actual answers (both what is said and not said), while observing the body language. The science is in analyzing the competitive landscape, the company's results and the likelihood that expectations will be exceeded or are overly optimistic.

SUMMARY

As winter begins to set in, this is a time to reflect on the weather outside. The $14 trillion U.S. economy represents 25% of global gross domestic product
(GDP) and remains the most diverse and dynamic industrial force today. Asia's rapid development continues to fuel changes in supply and demand for goods and services around the world. Shifting market share and rapid innovation will likely create great investment opportunities over the next couple years.

Meanwhile, recent subprime credit and consumer concerns, alongside inflationary pressures, will be a challenging headwind over the next year, and we anticipate a continued economic slowdown ahead of the 2008 presidential election. Geopolitical uncertainty (Middle East, Africa, Russia, and Venezuela) will ensure that energy and commodity prices are likely to remain high for the foreseeable future.


                                 6 CENTURY FUNDS

The current conditions remind us of the events leading up to the 2000 election. On balance, this uncertain landscape will make for a long and rhetoric-filled political campaign, and market volatility is likely to remain high as these 'animal spirits' influence stock prices over the next year.

From our perspective, we are excited by the resulting opportunities we see for our 'quality growth' franchises in these nervous times. As the concept of 'risk' claws back into investors' psyche, we foresee a higher appreciation for 'quality growth' companies that have underperformed recently.

This is a very interesting time to be a research-intensive investor. Our investment team is also focusing on some long term thematic trends that may lead to new portfolio positions and further commentary in the future, including energy infrastructure and conservation, consumer-driven health care and the fragmentation of media in our culture.

Thank you for your ongoing support of Century, and we hope to earn your confidence again in the coming year.

We wish you and your family a Happy New Year from all of us at Century Funds. Please visit our website (www.centuryfunds.com) for updates on the Funds, and we always welcome your questions and comments by phone or mail.

Sincerely,

/s/ Alexander L. Thorndike          /s/ Kevin W. Callahan, CFA

Alexander L. Thorndike              Kevin W. Callahan, CFA
Chief Investment Officer            Co-Portfolio Manager
and Portfolio Manager


This report reflects our views, opinions and portfolio holdings as of October 31, 2007, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Century Capital disclaims any responsibility to update these views. The views and opinions expressed in this report may not be relied on as investment advice or an indication of trading intent on behalf of either Fund.


                                 CENTURY FUNDS 7

                           SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including redemption fees, and (2) ongoing costs, including management fees, distribution and service fees (in the case of Investor Shares of both Funds) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare those costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2007 to October 31, 2007).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10.00 that is charged once a year may apply for certain IRA accounts. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CENTURY SHARES TRUST                                                                                         EXPENSES PAID
                                                                                                             DURING PERIOD*
                                                              BEGINNING              ENDING                  SIX MONTHS
                                                              ACCOUNT VALUE          ACCOUNT VALUE           ENDING
                                                              MAY 1, 2007            OCTOBER 31, 2007        OCTOBER 31, 2007
Based on Actual Fund Return
  Institutional Shares                                        $1,000.00              $1,050.40               $5.68
  Investor Shares                                             $1,000.00              $1,048.70               $8.11

Based on Hypothetical 5% Yearly Return before expenses
  Institutional Shares                                        $1,000.00              $1,019.66               $5.60
  Investor Shares                                             $1,000.00              $1,017.29               $7.98

* The Fund's annual expense ratios are 1.10% for Institutional Shares and 1.56% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

CENTURY SMALL CAP SELECT FUND                                                                                EXPENSES PAID
                                                                                                             DURING PERIOD*
                                                              BEGINNING              ENDING                  SIX MONTHS
                                                              ACCOUNT VALUE          ACCOUNT VALUE           ENDING
                                                              MAY 1, 2007            OCTOBER 31, 2007        OCTOBER 31, 2007
Based on Actual Fund Return
  Institutional Shares                                        $1,000.00              $1,027.90               $5.52
  Investor Shares                                             $1,000.00              $1,026.30               $6.95

Based on Hypothetical 5% Yearly Return before expenses
  Institutional Shares                                        $1,000.00              $1,019.76               $5.50
  Investor Shares                                             $1,000.00              $1,018.35               $6.92

* The Fund's annual expense ratios are 1.08% for Institutional Shares and 1.36% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

                                8 CENTURY FUNDS

PERFORMANCE SUMMARY

The performance information shown below is historical and does not guarantee future results. Performance figures assume the reinvestment of all dividend and capital gain distributions, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please see the inside front cover of this report for additional related disclosure.

PERFORMANCE OF A $10,000 INVESTMENT

The following charts compare the performance of a hypothetical $10,000 investment in Century Small Cap Select Fund's Institutional Shares and Investor Shares to the Russell 2000 Growth Index and the Russell 2000 Index, from the inception date of each share class through October 31, 2007. The Russell 2000 Growth Index is an unmanaged, capitalization-weighted index of the 2000 smallest companies in the Russell 3000 Growth Index, which comprises the 3,000 largest U.S. companies that exhibit growth-oriented characteristics. The Russell 2000 Index is an index of the 2,000 smallest companies in the Russell 3000 Index. On February 28, 2007, the Russell 2000 Growth Index replaced the Russell 2000 Index as the comparative index for the Fund. The Fund's adviser believes that the Russell 2000 Growth Index is a more appropriate benchmark because the Fund invests principally in companies that exhibit growth characteristics similar to those of companies included in the Russell 2000 Growth Index. The Index returns assume the reinvestment of dividends, but do not reflect deductions for fees and expenses. It is not possible to invest directly in an index.


Line Chart:

                          Century Small Cap Select Fund
             Institutional Shares*, Russell 2000G & Russell 2000(R)
Dec-99       10000             10000            10000
             10100             11042            10696
Apr-00       11150             10950            10940
             12390             10315            10840
Oct-00       14570              9954            10819
             15304              9345            11091
Apr-01       14862              8227            10627
             16024              7911            10654
Oct-01       15099              6819             9445
             16337              7569            10691
Apr-02       17592              7528            11337
             15767              5489             8741
Oct-02       15985              5348             8352
             16309              5324            10691
Apr-03       17376              5759            11337
             20482              7025            10761
Oct-03       22980              7838            11974
             25588              8557            13200
Apr-04       24419              8152            12757
             24026              7820            12596
Oct-04       25239              8271            13378
             26557              8874            14344
Apr-05       26661              8107            13358
             29240              9586            15718
Oct-05       27812              9174            14994
             30170             10612            17054
Apr-06       30835             11037            17829
             28511              9733            16385
Oct-06       30064             10739            17990
             31641             11174            18835
Apr-07       32642             11537            19225
             31653             11371            18371
Oct-07       33588             12536            19658

Line Chart:
                          Century Small Cap Select Fund
               Investor Shares**, Russell 2000G & Russell 2000(R)
Feb-00       10000             10000            10000
Apr-00       10920              8425             9154
             12130              7937             9071
Oct-00       14260              7659             9053
             14978              9280             9280
Apr-01       14593              8892             8892
             15727              8915             8915
Oct-01       14785              7903             7903
             15990              8946             8946
Apr-02       17208              9486             9486
             15412              7314             7314
Oct-02       15574              6989             6989
             15871              4097             6990
Apr-03       16902              4431             7517
             19883              5405             9004
Oct-03       22290              6031            10019
             24792              6584            11045
Apr-04       23652              6273            10675
             23246              6017            10540
Oct-04       24397              6364            11195
             25648              6828            12003
Apr-05       25739              6238            11178
             28211              7376            13152
Oct-05       26806              7058            12547
             29089              8165            14270
Apr-06       29703              8492            14919
             27438              7489            13711
Oct-06       28907              8263            15054
             30406              8598            15761
Apr-07       31357              8877            16087
             30381              8749            15372
Oct-07       32183              9645            16449

----------------------------------------------------------------------------------------------------------------
                                                        1 YEAR        3 YEARS        5 YEARS   SINCE INCEPTION**
  CENTURY SMALL CAP SELECT INVESTOR SHARES               11.34          9.67          15.62          16.43
  RUSSELL 2000 GROWTH                                    16.73         14.87          18.57          -0.47
  RUSSELL 2000                                            9.27         13.69          18.67           6.69

                                                        1 YEAR        3 YEARS        5 YEARS   SINCE INCEPTION*
  CENTURY SMALL CAP SELECT INSTITUTIONAL SHARES          11.61          9.99          16.01          16.59
  RUSSELL 2000 GROWTH                                    16.73         14.87          18.57           2.90
  RUSSELL 2000                                            9.27         13.69          18.67           8.94
----------------------------------------------------------------------------------------------------------------

*  INCEPTION DATE 12/9/99
** INCEPTION DATE 2/24/00

            TEN LARGEST HOLDINGS
World Fuel Service Corp.              3.24%
Healthways, Inc.                      2.97%
Blackbaud, Inc.                       2.77%
Bruker Biosciences Corp.              2.55%
Techne Corp.                          2.49%
Perrigo Co.                           2.29%
SurModics, Inc.                       2.21%
Quality Systems, Inc.                 2.20%
Primus Guaranty Ltd                   2.20%
Andersons, Inc.                       2.16%

Pie Chart:
                          Century Small Cap Select Fund
                           Fund Composition 10/31/07*

*Based on the Fund's net assets at 10/31/07

Health Care, 26.4%
Consumer Discretionary, 21.9%
Financial Services, 18.2%
Technology, 15.3%
Materials & Processing, 5.3%
Producer Durables, 5.3%
Other Energy, 4.4%
Cash, 3.2%

                                 CENTURY FUNDS 9

                       PERFORMANCE OF A $10,000 INVESTMENT

The following charts compare the performance through October 31, 2007 of a hypothetical $10,000 investment in Century Shares Trust's Institutional Shares over the last ten years and the Trust's Investor Shares (7/18/05 inception date) and the S&P 500(R) Index. The S&P 500 Index is a well known gauge of how large capitalization U.S.equities are doing. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so they are not directly comparable to an actual investor's results, and it is not available for investment. This differs from the Trust's focus on investments in the financial services and related business services sectors.

                              Century Shares Trust
                    Institutional Shares and S&P 500(R) Index
Line Chart:
10/31/97               10000          10000
10/31/98               11243          12199
10/31/99               10979          15331
10/31/00               13754          16264
10/31/01               13291          12214
10/31/02               12531          10369
10/31/03               14660          12526
10/31/04               15987          13706
10/31/05               17774          14901
10/31/06               19582          17336
10/31/07               21905          19860


                              Century Shares Trust
                      Investors Shares and S&P 500(R) Index
Line Chart:
7/18/05                10000          10000
                       10011          10113
                        9871          10020
                        9997          10102
10/31/05               10100           9933
                       10484          10309
                       10435          10312
1/31/06                10432          10585
                       10488          10614
                       10543          10746
4/30/06                10630          10891
                       10323          10577
                       10330          10591
7/31/06                10389          10657
                       10666          10910
                       10878          11192
10/31/06               11027          11556
                       11154          11776
                       11375          11941
1/31/07                11445          12122
                       11262          11885
                       11316          12018
4/30/07                11712          12550
                       12098          12988
                       11924          12772
7/31/07                11578          12376
                       11819          12562
                       12174          13031
10/31/07               12282          13239

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The performance graph and returns table do not reflect the deduction of taxes that a shareholder would pay on Trust distributions or the redemption of Trust shares.

CST risk disclosure is located on inside cover

                                  1YR         3 YEARS       5 YEARS     10 YEARS
  CST INSTITUTIONAL SHARES       11.86         11.07         11.82         8.16
  S&P 500                        14.56         13.13         13.87         7.10

                                               SINCE
                                1 YEAR       INCEPTION
  CST INVESTOR SHARES            11.38          9.41
  S&P 500                        14.56         13.05
    INCEPTION DATE 7/18/05

PIE CHART:
                  TEN LARGEST HOLDINGS

American International Group, Inc.              3.23%
United Health Group, Inc.                       3.19%
Cisco Systems, Inc.                             3.13%
Microsoft Corp.                                 3.07%
Berkshire Hathaway, Inc. - A                    2.89%
Chubb Corp.                                     2.80%
Procter and Gamble Co.                          2.50%
United Technologies Corp.                       2.48%
3M Co.                                          2.44%
Oracle Corp.                                    2.33%


                              Century Shares Trust
                           Fund Composition 10/31/07*

*Based on the Trust's net assets at 10/31/07

Health Care, 21.3%
Financial Services, 21.2%
Technology, 14.5%
Consumer Discretionary, 11.7%
Producer Durables, 8.1%
Consumer Staples, 6.4%
Other, 5.4%
Cash, 4.7%
Auto & Transport, 3.7%
Other Energy, 3.0%

                                10 CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND
PORTFOLIO OF INVESTMENTS - OCOTBER 31, 2007
COMMON STOCK - 96.8%

SHARES                                                     VALUE
----------------------------------------------------------------
CONSUMER DISCRETIONARY - 21.9%
    231,550  Advisory Board Co. *                   $ 14,867,826
    336,350  Bright Horizons Family
             Solutions, Inc. *                        13,050,380
    540,950  Casual Male Retail Group, Inc. *          4,522,342
    180,850  CBIZ, Inc. *                              1,627,650
  4,029,050  CMGI, Inc. *                              5,680,961
    244,300  Coinstar, Inc. *                          8,416,135
    141,700  Corinthian Colleges, Inc. *               2,322,463
    167,000  Cornell Companies, Inc. *                 4,154,960
    180,700  CRA International, Inc. *                 9,356,646
    116,200  DTS, Inc. *                               3,303,566
    429,350  Forrester Research, Inc. *               10,184,182
    137,950  Houston Wire & Cable Co.                  2,423,782
    304,725  Jarden Corp. *                           10,823,832
     95,400  John Wiley & Sons, Inc.                   4,195,692
    506,750  Red Lion Hotels Corp. *                   4,976,285
    426,550  Scientific Games Corp. *                 15,419,783
    258,920  Tractor Supply Co. *                     10,729,645
    329,800  United Natural Foods, Inc. *              9,544,412
    380,602  USANA Health Sciences, Inc. *            15,532,368
    148,750  ValueClick, Inc. *                        4,044,513
    609,800  World Fuel Services Corp.                27,008,042
                                                   -------------
                                                     182,185,462
                                                   -------------

FINANCIAL SERVICES - 18.2%
    123,690  Cohen & Steers, Inc.                      4,650,744
    360,771  CyberSource Corp. *                       5,898,606
    775,300  Employers Holdings, Inc.                 14,854,748
    147,400  Euronet Worldwide, Inc. *                 4,721,222
    112,900  Fair Isaac Corp.                          4,281,168
    355,500  GATX Corp.                               14,564,835
    273,250  McGrath Rentcorp.                         9,367,010
    119,350  National Financial Partners Corp.         6,524,865
    949,750  Online Resources Corp. *                  8,785,188
    423,600  optionsXpress Holdings, Inc.             12,606,336
    431,440  Platinum Underwriters
             Holdings, Ltd.                           15,531,840
  1,999,810  Primus Guaranty Ltd. *                   18,318,260
    378,150  Signature Bank *                         12,913,823
    164,150  Waddell & Reed Financial, Inc.            5,453,063
    342,150  Wright Express Corp. *                   13,241,205
                                                   -------------
                                                     151,712,911
                                                   -------------

HEALTH CARE - 26.4%
    156,950  American Dental Partners, Inc. *          3,890,791
    612,500  BioScrip, Inc. *                          4,795,875
  2,050,050  Bruker BioSciences Corp. *               21,218,018
    146,562  Computer Programs & Systems, Inc.         3,630,341
    280,700  Emeritus Corp. *                          9,263,100

SHARES                                                     VALUE
----------------------------------------------------------------
HEALTH CARE (CONTINUED)
     52,150  FGX International Holdings Ltd. *         $ 891,765
    117,246  Haemonetics Corp. *                       6,025,272
    505,750  Healthextras, Inc. *                     14,737,555
    407,519  Healthways, Inc. *                       24,736,403
    203,100  Kendle International, Inc. *              8,191,023
     87,150  Millipore Corp. *                         6,767,198
    803,250  Perrigo Co.                              19,045,058
    429,100  Psychiatric Solutions, Inc. *            16,992,360
    244,850  QIAGEN N.V. *                             5,763,769
    505,962  Quality Systems, Inc.                    18,331,003
    151,800  The Spectranetics Corp. *                 2,428,800
    324,451  Surmodics, Inc. *                        18,409,350
    317,350  TECHNE Corp. *                           20,703,914
    345,050  West Pharmaceutical Services, Inc.       14,264,367
                                                   -------------
                                                     220,085,960
                                                   -------------

MATERIALS AND PROCESSING - 5.3%
    362,669  Andersons, Inc.                          18,006,516
     78,800  Kaydon Corp.                              4,238,652
    251,650  Rogers Corp. *                           12,338,400
    457,430  RPM International, Inc.                   9,802,725
                                                   -------------
                                                      44,386,292
                                                   -------------

OTHER ENERGY - 4.4%
    296,150  Alon USA Energy, Inc.                    10,889,436
    218,650  Berry Petroleum Co.                      10,652,628
    355,750  Foundation Coal Holdings, Inc.           15,197,640
                                                   -------------
                                                      36,739,704
                                                   -------------

PRODUCER DURABLES - 5.3%
    389,100  Darling International, Inc. *             3,914,346
    205,300  Donaldson Co., Inc.                       8,799,158
    356,350  Measurement Specialties, Inc. *           9,885,149
    192,950  MTS Systems Corp.                         8,584,346
    148,350  Polycom, Inc. *                           4,150,833
    693,817  Semitool, Inc. *                          6,438,622
    113,800  Taser International, Inc. *               1,894,770
                                                   -------------
                                                      43,667,223
                                                   -------------

TECHNOLOGY - 15.3%
    570,855  Benchmark Electronics, Inc. *            11,708,236
    856,203  Blackbaud, Inc.                          23,074,671
    105,418  Cognos, Inc. *                            5,305,688
    211,850  DRS Technologies, Inc.                   12,168,664
  1,105,060  Epicor Software Corp. *                  12,907,101
  1,188,450  Lawson Software, Inc. *                  13,417,601
    269,950  Macrovision Corp. *                       6,478,800
    176,200  MICROS Systems, Inc. *                   12,654,684


                                CENTURY FUNDS 11

SHARES                                                     VALUE
----------------------------------------------------------------
TECHNOLOGY (CONTINUED)
    398,400  SI International, Inc. *               $ 11,238,864
    646,700  SMART Modular
             Technologies, Inc. *                      5,716,828
    193,500  II-VI, Inc. *                             6,722,190
    321,450  Websense, Inc. *                          5,914,680
                                                   -------------
                                                     127,308,006
                                                   -------------

TOTAL INVESTMENT IN COMMON STOCKS - 96.8%
             (Identified cost, $739,757,161)         806,085,558
                                                   -------------


FACE AMOUNT                                               VALUE
----------------------------------------------------------------
CASH EQUIVALENTS - 2.7%
$22,571,000   State Street Bank and Trust
              Eurodollar Time Deposit, at
              cost approximting value,
              maturity 11/01/07, 3.55%             $  22,571,000
                                                   -------------

TOTAL INVESTMENTS - 99.5%
              (Identified cost, $762,328,161)        828,656,558
                                                   -------------


CASH AND RECEIVABLES LESS LIABILITIES  - 0.5%
              Other Assets in Excess of Liabilities    4,119,790
                                                   -------------

Net Assets - 100%                                  $ 832,776,348
                                                   =============

*Non-income producing security

                       See notes to financial statements.


                                12 CENTURY FUNDS

CENTURY SHARES TRUST
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2007
COMMON STOCK - 95.3%

SHARES                                                     VALUE
----------------------------------------------------------------
AUTO & TRANSPORT - 3.7%
     48,500  FedEx Corp.                           $   5,011,990
    107,450  Oshkosh Truck Corp.                       5,823,790
                                                   -------------
                                                      10,835,780
                                                   -------------

CONSUMER DISCRETIONARY - 11.7%
     72,900  Accenture, Ltd.                           2,846,745
     64,350  Bed Bath & Beyond, Inc. *                 2,184,039
     36,000  Costco Wholesale Corp.                    2,421,360
     93,450  Fastenal Co.                              4,156,656
     69,450  Home Depot, Inc.                          2,188,370
    122,450  McGraw-Hill Companies, Inc.               6,127,398
     26,150  Nordstrom, Inc.                           1,031,356
    153,900  Scientific Games Corp. *                  5,563,485
    244,415  Staples, Inc.                             5,704,646
     26,410  Tiffany & Co.                             1,430,894
                                                   -------------
                                                      33,654,948
                                                   -------------

CONSUMER STAPLES - 6.4%
     79,300  PepsiCo, Inc.                             5,845,996
    103,900  Proctor & Gamble Co.                      7,223,128
    136,670  Walgreen Co.                              5,418,966
                                                   -------------
                                                      18,488,090
                                                   -------------

FINANCIAL SERVICES - 21.2%
     73,100  AFLAC, Inc.                               4,589,218
    147,866  American International Gr., Inc.          9,333,302
    105,000  Aon Corp.                                 4,758,600
         63  Berkshire Hathaway, Inc. CL A *           8,347,500
    151,600  The Chubb Corp.                           8,087,860
    123,000  J.P. Morgan Chase & Co.                   5,781,000
     69,350  Paychex, Inc.                             2,897,443
    310,750  The Progressive Corp.                     5,748,875
     84,400  Protective Life Corp.                     3,618,228
     80,000  Torchmark Corp.                           5,212,800
     87,666  Waddell & Reed Fin'l, Inc. CL A           2,912,265
                                                   -------------
                                                      61,287,090
                                                   -------------

HEALTH CARE - 21.3%
     15,000  Alcon, Inc.                               2,283,150
    106,300  Barr Pharmaceuticals, Inc. *              6,093,116
     45,400  C.R. Bard, Inc.                           3,795,894
     58,836  CVS/Caremark Corp.                        2,457,580
     65,900  Cardinal Health, Inc.                     4,483,177
     74,250  Covance, Inc. *                           6,125,625
     73,450  Johnson & Johnson, Inc.                   4,786,737
     71,800  Millipore Corp. *                         5,575,270


SHARES                                                     VALUE
----------------------------------------------------------------
HEALTH CARE (CONTINUED)
     57,550  Roche Holdings Ltd. ADR               $   4,911,893
    118,400  Schering Plough Corp.                     3,613,568
     42,700  Techne Corp. *                            2,785,748
    187,481  UnitedHealth Group, Inc.                  9,214,691
     29,740  Wellpoint, Inc. *                         2,356,300
     41,600  Zimmer Holdings, Inc. *                   2,890,784
                                                   -------------
                                                      61,373,532
                                                   -------------

MATERIALS & PROCESSING - 0.8%
     74,200  Quanta Services, Inc. *                   2,448,600
                                                   -------------

OTHER - 3.5%
     35,550  Fortune Brands, Inc.                      2,978,024
     81,650  3M Co.                                    7,051,294
                                                   -------------
                                                      10,029,318
                                                   -------------

OTHER ENERGY - 3.0%
    101,500  Peabody Energy Corp.                      5,658,625
     41,350  Valero Energy Corp.                       2,912,281
                                                   -------------
                                                       8,570,906
                                                   -------------

PRODUCER DURABLES - 8.1%
     60,400  Danaher Corp.                             5,174,468
    155,950  Donaldson Co., Inc.                       6,684,017
     20,050  General Cable Corp. *                     1,443,400
     80,750  IDEX Corp.                                2,860,165
     93,610  United Technologies Corp.                 7,169,590
                                                   -------------
                                                      23,331,639
                                                   -------------

TECHNOLOGY - 14.5%
     39,150  Amdocs Ltd. *                             1,346,760
    273,700  Cisco Systems, Inc. *                     9,048,522
    130,950  Cognos, Inc. *                            6,590,714
    240,540  Microsoft Corp.                           8,854,277
    198,150  Motorola, Inc.                            3,723,239
     39,700  Nokia Corp. ADR                           1,576,884
    303,350  Oracle Corp. *                            6,725,270
    118,650  Texas Instruments, Inc.                   3,867,990
                                                   -------------
                                                      41,733,655
                                                   -------------

UTILITIES - 1.1%
    156,500  Comcast Corp. *                           3,294,325
                                                   -------------

TOTAL INVESTMENT IN COMMON STOCKS - 95.3%
             (Identified cost, $182,625,723)         275,047,883
                                                   -------------


                       See notes to financial statements.

                                CENTURY FUNDS 13

FACE AMOUNT                                               VALUE
----------------------------------------------------------------
CASH EQUIVALENTS - 5.2%
$15,152,000   State Street Bank and Trust
              Eurodollar Time Deposit, at
              cost approximating value,
              maturity 11/01/07, 3.55%             $  15,152,000
                                                   -------------

Total Investments - 100.5%
              (Identified cost, $197,777,723)        290,199,883
                                                   -------------

Other Assets and Liabilities - (0.5)%
              Other Liabilities in excess of assets   (1,524,176)
                                                   -------------

Net Assets - 100%                                  $ 288,675,707
                                                   =============

*Non-income producing security


                       See notes to financial statements.

                                14 CENTURY FUNDS

STATEMENT OF ASSETS AND LIABILITIES - OCTOBER 31, 2007
                                                                                         Century Shares        Century Small Cap
                                                                                              Trust               Select Fund
ASSETS:
Investments, at value (Note 1A) (Identified cost of, $197,777,723 and
    $762,328,161, respectively) ................................................           $290,199,883           $828,656,558

Cash ...........................................................................                    565                    121
Dividends and interest receivable ..............................................                138,959                131,200
Receivable for investments sold ................................................                     --             22,491,597
Receivable for Trust/Fund shares sold ..........................................                 18,982                611,516
Other assets ...................................................................                 14,960                     --
                                                                                           ------------           ------------
    Total Assets ...............................................................            290,373,349            851,890,992
                                                                                           ------------           ------------

LIABILITIES:
Payable to Affiliates:
    Management fee (Note 4) ....................................................                165,852                674,038
    Administration fee (Note 5) ................................................                 76,339                     --
    Distribution fees (Note 7) .................................................                  1,246                 30,894
Accrued expenses and other liabilities .........................................                100,320                209,349
Payable for investments purchased ..............................................              1,114,060             17,314,129
Payable for Trust/Fund shares repurchased ......................................                239,825                886,234
                                                                                           ------------           ------------
    Total Liabilities ..........................................................              1,697,642             19,114,644
                                                                                           ------------           ------------

NET ASSETS .....................................................................           $288,675,707           $832,776,348
                                                                                           ============           ============

At October 31, 2007, net assets consisted of:
Capital paid-in ................................................................           $133,830,504           $703,907,599
Accumulated undistributed net realized gains on investments ....................             62,423,043             62,540,352
Unrealized appreciation in value of investments ................................             92,422,160             66,328,397
                                                                                           ------------           ------------
Net assets applicable to outstanding capital stock .............................           $288,675,707           $832,776,348
                                                                                           ============           ============

Net Assets consist of:
    Institutional Class ........................................................           $287,669,739           $575,026,663
    Investor Class .............................................................             $1,005,968           $257,749,685

Shares Outstanding consist of (Note 2):
    Institutional Class ........................................................              9,744,047             22,003,302
    Investor Class .............................................................                 34,142             10,022,062

NET ASSET VALUE PER SHARE (Represents both the offering and redemption price*)
    Institutional Class ........................................................                 $29.52                 $26.13
    Investor Class .............................................................                 $29.46                 $25.72

* In general, shares of the Trust and Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each for the benefit of their respective remaining shareholders. The recemption fee is accounted for as an addition to paid-in-capital.

                       See notes to financial statements.


                                CENTURY FUNDS 15

STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2007
                                                                                            Century Shares       Century Small Cap
                                                                                                 Trust              Select Fund
Investment Income/(Loss):
    Dividends (net of withholding tax of $32,522 and $0, respectively)                      $  4,298,848           $  7,504,247
    Interest                                                                                     563,658              2,160,538
                                                                                            ------------           ------------
       Total income                                                                            4,862,506              9,664,785
                                                                                            ------------           ------------

Expenses:
    Investment adviser fee (Note 4)                                                            2,339,767              8,277,267
    Non-interested trustees' remuneration                                                         39,575                148,605
    Transfer agent
       Institutional Class                                                                        99,160                105,785
       Investor Class                                                                              8,670                441,000
    Custodian                                                                                     56,875                120,800
    Administration (Note 5)                                                                      438,706                 61,880
    Insurance                                                                                      3,650                 32,950
    Professional fees                                                                             77,910                123,770
    Registration                                                                                  46,850                 50,950
    Printing and other                                                                           118,150                434,260
    Distribution and service fee (Note 7)                                                          3,377                500,201
                                                                                            ------------           ------------
       Total expenses                                                                          3,232,690             10,297,468

    Advisor reimbursement (Note 6)                                                                (5,274)                    --
                                                                                            ------------           ------------

    Net expenses                                                                               3,227,416             10,297,468
                                                                                            ------------           ------------

    Net investment income/(loss)                                                               1,635,090               (632,683)
                                                                                            ------------           ------------

Realized and Unrealized Gain (Loss) on Investments:

    Net realized gain from investment transactions                                            62,813,977             68,702,337
    (Decrease)/increase in unrealized appreciation on investments                            (31,685,500)            27,688,064
                                                                                            ------------           ------------

    Net realized and unrealized gain on investments                                           31,128,477             96,390,401
                                                                                            ------------           ------------

Net increase in net assets resulting from operations                                        $ 32,763,567           $ 95,757,718
                                                                                            ============           ============

                       See notes to financial statements.

                                16 CENTURY FUNDS

STATEMENT OF CHANGES IN NET ASSETS
                                                                                                     Century Small Cap
                                                                Century Shares Trust                   Select Fund
INCREASE (DECREASE)                                         Year Ended        Year Ended        Year Ended       Year Ended
  IN NET ASSETS:                                         October 31, 2007  October 31, 2006  October 31, 2007  October 31, 2006
Operations:
  Net investment income/(loss)                              $  1,635,090     $    879,585      $   (632,683)     $  1,408,894
  Net realized gain on investment transactions                62,813,977       79,595,230        68,702,337        80,347,261
  Change in net unrealized appreciation                      (31,685,500)     (50,132,170)       27,688,064           (56,826)
                                                            ------------     ------------      ------------      ------------
  Net increase in net assets resulting
    from operations                                           32,763,567       30,342,645        95,757,718        81,699,329


Distributions to shareholders from:
  Net Investment Income
      Institutional Class                                     (4,517,444)      (7,217,847)       (4,411,492)       (2,271,628)
      Investor Class                                              (2,257)         (26,346)       (7,516,448)         (512,770)
  Realized gain from investment transactions
      Institutional Class                                    (75,570,929)     (21,454,737)      (27,610,318)       (6,886,193)
      Investor Class                                            (459,673)         (78,306)      (42,614,264)       (4,754,069)


Trust/Fund share transactions - net (Note 2)                  29,443,454      (19,338,500)      (75,118,501)     (165,917,361)
Redemption fees                                                    3,271            7,107            10,896           150,395
                                                            ------------     ------------      ------------      ------------
  Total decrease                                             (18,340,011)     (17,765,984)      (61,502,409)      (98,492,297)


Net Assets:
  At beginning of year                                       307,015,718      324,781,702       894,278,757       992,771,054
                                                            ------------     ------------      ------------      ------------
  At end of year                                            $288,675,707     $307,015,718      $832,776,348      $894,278,757
                                                            ============     ============      ============      ============

Distributions in excess of net investment
  income at end of year                                     $         --     $    247,377      $         --      $         --

                       See notes to financial statements.

                                CENTURY FUNDS 17

FINANCIAL HIGHLIGHTS

CENTURY SHARES TRUST                                                                     YEAR ENDED OCTOBER 31,
INSTITUTIONAL SHARES                                                    2007         2006         2005          2004         2003
Net Asset Value, beginning of period                                 $   35.69    $   35.40      $ 35.62       $ 35.66     $  33.95
                                                                     ---------    ---------    ---------     ---------    ---------
Income/(loss) from Investment Operations:
    Net investment income (a)                                             0.16         0.10         0.19          0.03         0.07
    Net realized and unrealized gain/(loss) on investments                2.95         3.31         3.54          3.02         5.03
                                                                     ---------    ---------    ---------     ---------    ---------
    Total income/(loss) from investment operations                        3.11         3.41         3.73          3.05         5.10
                                                                     ---------    ---------    ---------     ---------    ---------
Less Distributions From:
    Net investment income                                                (0.43)       (0.77)       (0.32)        (0.34)       (0.10)
    Net realized gain on investment transactions                         (8.85)       (2.35)       (3.63)        (2.75)       (3.29)
                                                                     ---------    ---------    ---------     ---------    ---------
    Total distributions                                                  (9.28)       (3.12)       (3.95)        (3.09)       (3.39)
                                                                     ---------    ---------    ---------     ---------    ---------
Redemption fees                                                             --+          --+          --+           --+          --+
                                                                     ---------    ---------    ---------     ---------    ---------
Net Asset Value, end of period                                       $   29.52    $   35.69    $   35.40     $   35.62    $   35.66
                                                                     =========    =========    =========     =========    =========
Total Return                                                            11.86%       10.17%       11.18%         9.06%       16.99%
Ratios and supplemental data
Net assets, end of period (000 omitted)                              $ 287,670    $ 305,172    $ 323,643     $ 362,392    $ 342,679
Ratio of expenses to average net assets                                  1.10%        1.11%        1.12%         1.15%        1.17%
Ratio of net investment income to average net assets                     0.56%        0.29%        0.55%         0.07%        0.21%
Portfolio Turnover Rate                                                    38%          48%          19%           43%          37%

                                                                                  YEAR
                                                                                  ENDED            PERIOD ENDED
CENTURY SHARES TRUST                                                            OCTOBER 31,        OCTOBER 31,
INVESTOR CLASS                                                               2007         2006       2005 (B)
Net Asset Value, beginning of period                                       $ 35.41      $ 35.35      $ 35.00
                                                                           -------      -------      -------
Income from Investment Operations:
    Net investment (loss)/income (a)                                          0.01        (0.19)       (0.03)
    Net realized and unrealized gain on investments                           2.96         3.27         0.29
                                                                           -------      -------      -------
    Total income from investment operations                                   2.97         3.08         0.26
                                                                           -------      -------      -------
Less Distributions From:
    Net investment income                                                    (0.07)       (0.68)        --
    Net realized gain on investment transactions                             (8.85)       (2.35)        --
                                                                           -------      -------      -------
    Total distributions                                                      (8.92)       (3.03)        --
                                                                           -------      -------      -------
Redemption fees                                                                 --+        0.01          0.09
                                                                           -------      -------      -------
Net Asset Value, end of period                                             $ 29.46      $ 35.41      $ 35.35
                                                                           =======      =======      =======
Total Return                                                                11.38%        9.18%        1.00%**
Ratios and supplemental data
Net assets, end of period (000 omitted)                                    $ 1,006      $ 1,844      $ 1,139
Ratio of expenses to average net assets                                      1.56%        2.00%        1.20%*
Ratio of expenses to average net assets without
  giving effect to voluntary expense agreement                               1.95%        2.15%        1.35%*
Ratio of net investment (loss)/income to average net assets                  0.05%       -0.58%       -0.36%*
Portfolio Turnover Rate                                                        38%          48%          19%

(a)  Calculated based on average shares outstanding during the period.
(b) From the commencement date of investment operations, July 18, 2005 to October 31, 2005.
+    Amount represents less than $0.01 per share.
*    Annualized
**   Not annualized


                       See notes to financial statements.

                                18 CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND                                                             YEAR ENDED OCTOBER 31,
INSTITUTIONAL SHARES                                                    2007         2006         2005          2004         2003
Net Asset Value, beginning of period                                 $   25.74    $   24.15    $   22.46     $   21.53    $   15.42
                                                                     ---------    ---------    ---------     ---------    ---------
Income from Investment Operations:
    Net investment (loss)/income (a)                                        --         0.06         0.03         (0.08)       (0.09)
    Net realized and unrealized gain on investments                       2.75         1.90         2.22          2.14         6.64
                                                                     ---------    ---------    ---------     ---------    ---------
    Total income from investment operations                               2.75         1.96         2.25          2.06         6.55
                                                                     ---------    ---------    ---------     ---------    ---------
Less Distributions From:
    Net investment income                                                (0.35)       (0.09)          --         (0.94)       (0.11)
    Net realized gain on investment transactions                         (2.01)       (0.28)       (0.56)        (0.19)       (0.35)
                                                                     ---------    ---------    ---------     ---------    ---------
    Total distributions                                                  (2.36)       (0.37)       (0.56)        (1.13)       (0.46)
                                                                     ---------    ---------    ---------     ---------    ---------
Redemption fees                                                             --+          --+          --+           --+        0.02
                                                                     ---------    ---------    ---------     ---------    ---------
Net Asset Value, end of period                                       $   26.13    $   25.74    $   24.15     $   22.46    $   21.53
                                                                     =========    =========    =========     =========    =========
Total Return                                                            11.61%        8.21%       10.19%         9.83%       43.76%
Ratios and supplemental data
Net assets, end of period (000 omitted)                              $ 575,027    $ 540,697    $ 585,723     $ 140,208    $  42,936
Ratio of expenses to average net assets                                  1.08%        1.07%        1.06%         1.13%        1.26%
Ratio of expenses to average net assets without
    giving effect to voluntary expense agreement                         1.08%        1.07%        1.06%         1.13%        1.40%
Ratio of net investment (loss)/income to average net assets              0.02%        0.25%        0.13%        -0.36%       -0.50%
Portfolio Turnover Rate                                                   100%         127%          96%          103%          88%

CENTURY SMALL CAP SELECT FUND                                                             YEAR ENDED OCTOBER 31,
INVESTOR SHARES                                                         2007         2006         2005          2004         2003
Net Asset Value, beginning of period                                 $   25.40    $   23.86    $   22.26     $   21.39    $   15.35
                                                                     ---------    ---------    ---------     ---------    ---------
Income from Investment Operations:
    Net investment (loss)/income (a)                                     (0.06)       (0.02)       (0.04)        (0.15)       (0.15)
    Net realized and unrealized gain on investments                       2.71         1.86         2.20          2.12         6.60
                                                                     ---------    ---------    ---------     ---------    ---------
    Total income from investment operations                               2.65         1.84         2.16          1.97         6.45
                                                                     ---------    ---------    ---------     ---------    ---------
Less Distributions From:
    Net investment income                                                (0.32)       (0.03)          --         (0.91)       (0.07)
    Net realized gain on investment transactions                         (2.01)       (0.28)       (0.56)        (0.19)       (0.35)
                                                                     ---------    ---------    ---------     ---------    ---------
    Total distributions                                                  (2.33)       (0.31)       (0.56)        (1.10)       (0.42)
                                                                     ---------    ---------    ---------     ---------    ---------
Redemption fees                                                             --+        0.01           --+           --+        0.01
                                                                     ---------    ---------    ---------     ---------    ---------
Net Asset Value, end of period                                       $   25.72    $   25.40    $   23.86     $   22.26    $   21.39
                                                                     =========    =========    =========     =========    =========
Total Return                                                            11.34%        7.83%        9.87%         9.45%       43.12%
Ratios and supplemental data
Net assets, end of period (000 omitted)                              $ 257,750    $ 353,581    $ 407,048     $ 150,418    $  78,959
Ratio of expenses to average net assets                                  1.36%        1.45%        1.35%         1.50%        1.61%
Ratio of expenses to average net assets without
    giving effect to voluntary expense agreement                         1.36%        1.45%        1.35%         1.50%        1.76%
Ratio of net investment (loss)/income to average net assets             -0.24%       -0.09%       -0.17%        -0.69%       -0.86%
Portfolio Turnover Rate                                                   100%         127%          96%          103%          88%

(a)  Calculated based on average shares outstanding during the period.
+    Amount represents less than $0.01 per share.


                       See notes to financial statements.

                                CENTURY FUNDS 19

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES -- Century Capital Management Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Century Shares Trust (the "Trust") and Century Small Cap Select Fund (the "Fund" and together with the Trust, the "Funds") are diversified series of the Master Trust. The following is a summary of significant accounting policies consistently followed by both the Trust and the Fund in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuations -- Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available generally are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value. In the absence of readily available market quotes, the Funds' portfolio securities and other assets will be valued at fair value, as determined in good faith by the Board of Trustees, its Valuation Committee, or the Adviser or a Delegate pursuant to instructions from the Board of Trustees or its Valuation Committee. When determining the price for a fair value asset, the investment advisor shall seek to determine the price that the funds might reasonably expect to receive from the current sale of that asset in an arm's-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant, including but not limited to trading volumes, the value of other financial instruments, changes in interest rates and government actions.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of SFAS 157 and its impact on the Funds' financial statements has not yet been determined.

B. Securities Transactions -- Investment security transactions are recorded on a trade date basis. Gain or loss on sales is determined by the use of a specific identification method, for both financial reporting and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The Funds may invest in equity securities issued or guaranteed by companies organized and based in countries outside of the United States. These securities may be traded on foreign securities exchanges or in foreign over-the-counter markets. Foreign dividend income is recorded on ex-dividend date or as soon as practical after the Fund or Trust determine the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and capital gain on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded daily on an accrual basis.

C. Use of Estimates -- The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Trust and Fund. Actual results could differ from those estimates.

D. Risks and Uncertainty -- The Fund concentrates its investments in the financial services and health care group of industries, which will subject the Fund to the risks associated with those industries and may result in greater fluctuation in share value than is experienced in more diversified portfolios. In addition, the Fund invests in smaller companies, which generally involves greater risk than investing in larger, more established companies. Investments in securities issued by non U.S. companies have certain risks not present in domestic issuers.

E. Multiple Classes of Shares -- The Funds offer multiple classes of shares, which differ in their respective distribution and transfer agent fees. Transfer agent fees for each share class are based on a per shareholder account charge. All shareholders bear the common expenses of the Funds based upon daily net assets of each class, without distinction between share classes.

F. Redemption Fees -- In general, shares of the Trust and Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a fee of 1% of the current net asset value of the shares may be assessed and retained by each for the benefit of their respective remaining shareholders of the Trust and Fund. The redemption fee is accounted for as an addition to paid-in-capital.

G. Income Tax Information and Distributions to Shareholders -- Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book and tax differences.


                                20 CENTURY FUNDS

In order to present undistributed (distributions in excess of) net investment income ("UNII") and accumulated net realized gain ("Accumulated Gain") more closely to its tax character, the following accounts for each Fund were increased (decreased):

                                   PAID-IN
                                   CAPITAL          UNII       ACCUMULATED GAIN
Century Shares Trust            $   (247,377)   $ 3,131,988     $(2,884,611)
Century Small Cap Select Fund   $(12,560,623)   $12,560,623     $        --


These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to equalization, partnership income, net operating losses and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of October 31, 2007 were as follows:

CENTURY SHARES TRUST
Ordinary Income ......................................................................   $     5,439,766
Long-term capital gains ..............................................................   $    57,108,343
Unrealized net appreciation ..........................................................   $    92,297,094

Cost for federal income tax purposes .................................................   $   197,902,789

The tax character of distributions paid were as follows:
Ordinary Income
    Institutional shares .............................................................   $     4,517,444
    Investor shares ..................................................................   $         2,257

Long-term capital gain
    Institutional shares .............................................................   $    75,570,929
    Investor shares ..................................................................   $       459,673

The tax-basis components of distributable earnings and the federal tax cost as of October 31, 2007 were as follows:

CENTURY SMALL CAP SELECT FUND
Ordinary income ......................................................................   $    62,180,599
Long-term capital gains ..............................................................   $     2,056,828
Unrealized net appreciation ..........................................................   $    64,631,322

Cost for federal income tax purposes .................................................   $   764,025,236

The tax character of distributions paid were as follows:
Ordinary Income
    Institutional shares .............................................................   $     4,411,492
    Investor shares ..................................................................   $     7,516,448
Long-term capital gain
    Institutional shares .............................................................   $    27,610,318
    Investor shares ..................................................................   $    42,614,264

In June 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 (FIN 48) "Accounting for Uncertainty in Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Trusts' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.


                                CENTURY FUNDS 21

(2) TRANSACTIONS IN SHARES

A. CENTURY SHARES TRUST - The number of authorized shares is unlimited, par value $0.01. Transactions in Trust shares were as follows:

                                                                                    YEAR ENDED OCTOBER 31, 2007
                                                                  INSTITUTIONAL SHARES                         INVESTOR SHARES
                                                               SHARES               AMOUNT                 SHARES            AMOUNT
Sold                                                          207,400           $5,807,854                 14,785          $415,025
Issued to shareholders in reinvestment of
distributions from:
     Net investment income                                    133,255            3,725,818                     79             2,275
     Realized gain on investment transactions               2,436,217           65,004,501                 17,333           457,249
                                                          -----------         ------------             ----------      ------------
                                                            2,776,872           74,538,173                 32,197           874,549
Repurchased                                                (1,582,350)         (44,567,517)               (50,128)       (1,401,751)
                                                          -----------         ------------             ----------      ------------
Net increase (decrease)                                     1,194,522          $29,970,656                (17,931)        $(527,202)
                                                          ===========         ============             ==========      ============
                                                                                    YEAR ENDED OCTOBER 31, 2006
                                                                  INSTITUTIONAL SHARES                         INVESTOR SHARES
                                                               SHARES               AMOUNT                 SHARES            AMOUNT
Sold                                                          140,521           $4,811,501                 35,367        $1,201,981
Issued to shareholders in reinvestment of
distributions from:
     Net investment income                                    164,017            5,489,498                  2,425            83,289
     Realized gain on investment transactions                 502,439           17,339,169                    635            21,336
                                                          -----------         ------------             ----------      ------------
                                                              806,977           27,640,168                 38,427         1,306,606
Repurchased                                                (1,398,778)         (47,651,748)               (18,576)         (633,526)
                                                          -----------         ------------             ----------      ------------
Net increase (decrease)                                      (591,801)        $(20,011,580)                19,851          $673,080
                                                          ===========         ============             ==========      ============

B. CENTURY SMALL CAP SELECT FUND - The number of authorized shares is unlimited. Transactions in Fund shares were as follows:

                                                                                  YEAR ENDED OCTOBER 31, 2007
                                                                  INSTITUTIONAL SHARES                          INVESTOR SHARES
                                                               SHARES               AMOUNT                 SHARES            AMOUNT
Sold                                                        6,049,719         $153,845,728              1,591,679       $39,241,334
Issued to shareholders in reinvestment of
  distributions from:
     Net investment income                                  1,019,877           24,487,404                589,489        13,959,316
     Realized gain on investment transactions                 922,382           22,736,723                547,709        13,314,927
                                                          -----------         ------------             ----------      ------------
                                                            7,991,978          201,069,855              2,728,877        66,515,577
Repurchased                                                (6,996,336)        (177,782,464)            (6,625,509)     (164,921,469)
                                                          -----------         ------------             ----------      ------------
Net increase (decrease)                                       995,642          $23,287,391             (3,896,632)     $(98,405,892)
                                                          ===========         ============             ==========      ============
                                                                                  YEAR ENDED OCTOBER 31, 2006
                                                                  INSTITUTIONAL SHARES                          INVESTOR SHARES
                                                               SHARES               AMOUNT                 SHARES            AMOUNT
Sold                                                       10,410,981         $262,260,196              2,973,244       $73,988,591
Issued to shareholders in reinvestment of
  distributions from:
     Net investment income                                     87,940            2,140,457                 18,553           446,932
     Realized gain on investment transactions                 276,459            6,693,063                174,747         4,179,953
                                                          -----------         ------------             ----------      ------------
                                                           10,775,380          271,093,716              3,166,544        78,615,476
Repurchased                                               (14,025,479)        (358,745,524)            (6,304,203)     (156,881,029)
                                                          -----------         ------------             ----------      ------------
Net increase (decrease)                                    (3,250,099)        $(87,651,808)            (3,137,659)     $(78,265,553)
                                                          ===========         ============             ==========      ============


                                22 CENTURY FUNDS

(3)  INVESTMENT SECURITY TRANSACTIONS

FOR THE TRUST, other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $106,562,082 and $153,547,282, respectively, during the period ended October 31, 2007.

FOR THE FUND, other than U.S.Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $835,105,187 and $985,277,184, respectively, during the year ended October 31, 2007.

(4) INVESTMENT ADVISER FEE

FOR THE TRUST, the investment adviser fee is earned by Century Capital Management, LLC ("CCM"), as compensation for providing investment advisory services to the Trust. CCM receives a monthly fee equal on an annualized basis to 0.8% of the first $500 million and 0.7% of the amounts exceeding $500 million of the Trust's average daily net assets. For the year ended October 31, 2007, the fee amounted to $2,339,767. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

The Trust has guaranteed retirement benefits to be paid to one former Trustee. Under the terms of the Trust's Investment Advisory and Management Agreement with CCM, CCM has assumed the obligation to make all such payments on behalf of the Trust during the term of the agreement. The amount of potential future payments owed by the Trust cannot be estimated with certainty due to the variability of amounts used to determine the payment and therefore are not reflected in the Trust's financial statements. Retirement benefits are payable over various periods.

FOR THE FUND, the investment adviser fee is earned by CCM as compensation for providing investment advisory, management and administrative services to the Fund. CCM receives a monthly fee equal on an annualized basis to 0.95% of the Fund's average daily net assets. For the year ended October 31, 2007, the fee amounted to $8,277,267. Officers and Trustees of the Master Trust who are employed by CCM receive remuneration for their services out of such investment adviser fee.

(5) ADMINISTRATION FEES -- The Trust has an Administration Agreement with CCM. Under the agreement CCM shall provide or procure, at its expense, non-investment advisory services to the Trust. CCMwill receive a monthly fee equal on an annualized basis to 0.15% of the Trust's average daily net assets. The fee was $438,706 for the year ended October 31, 2007. Per the Investment Advisory and Management Services Agreement between the Fund and CCM, the Fund will reimburse CCM for expenses associated with having the adviser's personnel perform shareholder service functions and certain financial, accounting, administrative and clerical services. During the year ended October 31, 2007 CCM was reimbursed $61,880, which is recorded on the Statement of Operations under Administration.

(6) ADVISER REIMBURSEMENT -- CCM contractually agreed to reimburse the Trust for 60% of the distribution and service fees paid by the Trust's Investor Shares through February 28, 2007. In addition, effective as of February 28, 2007, CCM has contractually agreed to waive a portion of its management fee and reimburse or pay operating expenses of the Trust's Investor Shares to the extent necessary to maintain the total operating expenses of the Investor Shares at 1.45% through February 28, 2008. During the year ended October 31, 2007, CCM made a reimbursement of $5,274.

(7) DISTRIBUTION AND SERVICE PLAN -- The Trust and the Fund have adopted a distribution and service plan for the Investor Shares under Rule 12b-1 of the 1940 Act. Distribution plans permit a fund to pay for all or a portion of the costs incurred in connection with the distribution and/or servicing of shares. The Investor Shares currently pays a distribution and service fee up to 0.25% of the average daily net assets of the class. During the year ended October 31, 2007, $3,377 and $500,201 for the Trust and Fund, respectively, was paid under the distribution and service plan. The plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Shares.


                                CENTURY FUNDS 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
Century Capital Management Trust:


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Century Shares Trust and Century Small Cap Select Fund (the "Funds"), each a series of Century Capital Management Trust, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Century Shares Trust and Century Small Cap Select Fund as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche

Boston, Massachusetts
December 21, 2007



                                24 CENTURY FUNDS

                           SHAREHOLDER MEETING RESULTS

A Special Meeting of Shareholders of Century Capital Management Trust, was held on July 30, 2007. At the meeting, the following persons were elected to the Board of Trustees: William Gray, Stephen W. Kidder, Jerrold Mitchell, Jerry S. Rosenbloom, David D. Tripple, Laura A. Johnson, Ellen M. Zane, Alexander L. Thorndike and Davis R. Fulkerson. In addition, the shareholders of Century Shares Trust approved all proposals to amend, eliminate or reclassify the Fund's fundamental investment policies. The meeting was adjourned with respect to the proposals to amend the fundamental investment policies of Century Small Cap Select Fund in order to give the Fund's shareholders additional time to respond to the solicitation of proxies. The meeting was reconvened on August 22, 2007, at which time shareholders approved the proposals to amend the fundamental investment policies regarding borrowing money, the issuance of senior securities, underwriting securities and making loans. The proposals to amend the policies regarding investing in real estate and commodities were not approved. The results of the voting on each Proposal are set forth below.

PROPOSAL I:                TO ELECT A BOARD OF TRUSTEES.
                                                                    % OF                      % OF
                                                                OUTSTANDING                   VOTED
                                           FOR                     SHARES                    SHARES                   WITHHELD
William Gray                         32,729,733.613                73.977%                   98.366%                 543,634.681
Stephen W. Kidder                    32,727,370.788                73.971%                   98.359%                 545,997.506
Jerrold Mitchell                     32,719,184.744                73.953%                   98.334%                 554,183.550
Jerry S. Rosenbloom                  32,732,001.792                73.982%                   98.373%                 541,366.502
David D. Tripple                     32,726,345.950                73.969%                   98.356%                 547,022.344
Laura A. Johnson                     32,702,263.295                73.915%                   98.284%                 571,104.999
Ellen M. Zane                        32,730,758.922                73.979%                   98.369%                 542,609.372
Alexander L. Thorndike               32,743,357.816                74.007%                   98.407%                 530,010.478
Davis R. Fulkerson                   32,752,904.678                74.029%                   98.436%                 520,463.616

CENTURY SMALL CAP SELECT FUND

PROPOSAL II.A: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT POLICY
REGARDING BORROWING MONEY.
                                                                     % of                      % of
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                  19,104,225.110                56.180%                    69.993%
Against                               1,127,007.343                 3.314%                     4.129%
Abstain                                 196,728.045                 0.579%                     0.721%
Broker Non-votes                      6,866,324.470                20.192%                    25.157%
TOTAL                                27,294,284.968                80.265%                   100.000%

PROPOSAL II.B: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT POLICY
REGARDING THE ISSUANCE OF SENIOR SECURITIES.
                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                  18,720.464.854                55.052%                    68.587%
Against                               1,491,759.291                 4.387%                     5.465%
Abstain                                 215,736.353                 0.634%                     0.790%
Broker Non-votes                      6,866,324.470                20.192%                    25.157%
TOTAL                                27,294,284.968                80.265%                   100.000%

PROPOSAL II.C: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT POLICY
REGARDING UNDERWRITING SECURITIES.
                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                  18,799,073.943                55.283%                    68.875%
Against                               1,399,628.668                 4.116%                     5.128%
Abstain                                 229,257.887                 0.674%                     0.840%
Broker Non-votes                      6,866,324.470                20.192%                    25.157%
TOTAL                                27,294,284.968                80.265%                   100.000%

                                CENTURY FUNDS 25

PROPOSAL II.D: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT POLICY
REGARDING INVESTING IN REAL ESTATE.
                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                  15,988,461.744                47.018%                    58.578%
Against                               4,234,132.617                12.451%                    15.513%
Abstain                                 205,366.137                 0.604%                     0.752%
Broker Non-votes                      6,866,324.470                20.192%                    25.157%
TOTAL                                27,294,284.968                80.265%                   100.000%

PROPOSAL II.E: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT POLICY
REGARDING INVESTING IN COMMODITIES.
                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                  15,697,405.727                46.162%                    57.512%
Against                               4,510,435.499                13.264%                    16.525%
Abstain                                 220,119.272                 0.647%                     0.806%
Broker Non-votes                      6,866,324.470                20.192%                    25.157%
TOTAL                                27,294,284.968                80.265%                   100.000%

PROPOSAL II.F: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT POLICY
REGARDING MAKING LOANS.
                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                  18,727,431.680                55.072%                    68.613%
Against                               1,491,280.762                 4.385%                     5.464%
Abstain                                 209,248.056                 0.615%                     0.767%
Broker Non-votes                      6,866,324.470                20.192%                    25.157%
TOTAL                                27,294,284.968                80.265%                   100.000%

CENTURY SHARES TRUST
PROPOSAL II.A: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT POLICY
REGARDING BORROWING MONEY.
                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                   4,131,217.135                40.351%                    69.094%
Against                                 379,636.208                 3.708%                     6.349%
Abstain                                 175,545.983                 1.715%                     2.936%
Broker Non-votes                      1,292,684.000                12.626%                    21.620%
TOTAL                                 5,979,083.326                58.400%                   100.000%

PROPOSAL II.B: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT POLICY
REGARDING THE ISSUANCE OF SENIOR SECURITIES.

                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                   4,120,110.885                40.242%                    68.909%
Against                                 392,898.646                 3.838%                     6.571%
Abstain                                 173,389.795                 1.694%                     2.900%
Broker Non-votes                      1,292,684.000                12.626%                    21.620%
TOTAL                                 5,979,083.326                58.400%                   100.000%


                                26 CENTURY FUNDS

PROPOSAL II.C: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT POLICY REGARDING UNDERWRITING SECURITIES.

                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                   4,184,450.581                40.871%                    69.985%
Against                                 329,651.476                 3.220%                     5.513%
Abstain                                 172,297.269                 1.683%                     2.882%
Broker Non-votes                      1,292,684.000                12.626%                    21.620%
TOTAL                                 5,979,083.326                58.400%                   100.000%

PROPOSAL II.D: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT POLICY
REGARDING INVESTING IN REAL ESTATE.
                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                   4,112,322.607                40.166%                    68.778%
Against                                 406,451.744                 3.970%                     6.798%
Abstain                                 167,624.975                 1.637%                     2.804%
Broker Non-votes                      1,292,684.000                12.626%                    21.620%
TOTAL                                 5,979,083.326                58.400%                   100.000%

PROPOSAL II.E: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT POLICY
REGARDING INVESTING IN COMMODITIES.
                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                   4,088,543.384                39.934%                    68.381%
Against                                 429,425.056                 4.194%                     7.182%
Abstain                                 168,430.886                 1.645%                     2.817%
Broker Non-votes                      1,292,684.000                12.626%                    21.620%
TOTAL                                 5,979,083.326                58.400%                   100.000%

PROPOSAL II.F: TO APPROVE AMENDMENTS TO THE FUNDAMENTAL INVESTMENT POLICY
REGARDING MAKING LOANS.
                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                   4,092,876.303                39.976%                    68.453%
Against                                 426,833.651                 4.169%                     7.139%
Abstain                                 166,689.372                 1.628%                     2.788%
Broker Non-votes                      1,292,684.000                12.626%                    21.620%
TOTAL                                 5,979,083.326                58.400%                   100.000%

PROPOSAL III.A: TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY
REGARDING DIVERSIFICATION.
                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                   4,149,513.417                40.530%                    69.400%
Against                                 367,310.803                 3.588%                     6.143%
Abstain                                 169,575.106                 1.656%                     2.836%
Broker Non-votes                      1,292,684.000                12.626%                    21.620%
TOTAL                                 5,979,083.326                58.400%                   100.000%


                                CENTURY FUNDS 27

PROPOSAL III.B: TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY
REGARDING COMPANIES WITH FEWER THAN THREE YEARS CONTINUOUS OPERATIONS.
                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                   4,097,789.202                40.024%                    68.535%
Against                                 406,330.730                 3.969%                     6.796%
Abstain                                 182,279.394                 1.780%                     3.049%
Broker Non-votes                      1,292,684.000                12.626%                    21.620%
TOTAL                                 5,979,083.326                58.400%                   100.000%

PROPOSAL III.C: TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY
REGARDING INVESTING FOR CONTROL.
                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                   4,083,482.223                39.885%                    68.296%
Against                                 419,234.451                 4.095%                     7.012%
Abstain                                 183,682.652                 1.794%                     3.072%
Broker Non-votes                      1,292,684.000                12.626%                    21.620%
TOTAL                                 5,979,083.326                58.400%                   100.000%

PROPOSAL III.D: TO APPROVE THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY
REGARDING COMPANIES IN WHICH TRUSTEES AND OFFICERS ARE SHAREHOLDERS.
                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                   4,063,132.760                39.686%                    67.956%
Against                                 433,915.715                 4.238%                     7.257%
Abstain                                 189,350.851                 1.849%                     3.167%
Broker Non-votes                      1,292,684.000                12.626%                    21.620%
TOTAL                                 5,979,083.326                58.400%                   100.000%

PROPOSAL IV.A: TO APPROVE THE RECLASSIFICATION OF THE POLICY REGARDING DEBT
SECURITIES AS NON-FUNDAMENTAL.
                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                   4,113,419.634                40.177%                    68.797%
Against                                 372,955.201                 3.643%                     6.238%
Abstain                                 200,024.491                 1.954%                     3.345%
Broker Non-votes                      1,292,684.000                12.626%                    21.620%
TOTAL                                 5,979,083.326                58.400%                   100.000%

PROPOSAL IV.B: TO APPROVE THE RECLASSIFICATION OF THE POLICY REGARDING
INVESTMENT COMPANIES AS NON-FUNDAMENTAL.
                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                   4,102,872.691                40.074%                    68.620%
Against                                 369,021.752                 3.604%                     6.172%
Abstain                                 214,504.883                 2.095%                     3.588%
Broker Non-votes                      1,292,684.000                12.626%                    21.620%
TOTAL                                 5,979,083.326                58.400%                   100.000%


                                28 CENTURY FUNDS

PROPOSAL IV.C: TO APPROVE THE RECLASSIFICATION OF THE POLICY REGARDING MARGIN
PURCHASES AND SHORT SALES AS NON-FUNDAMENTAL.
                                                                     % OF                      % OF
                                                                 OUTSTANDING                   VOTED
                                       SHARES VOTED                 SHARES                    SHARES
For                                   4,056,781.542                39.624%                    67.850%
Against                                 445,653.556                 4.353%                     7.454%
Abstain                                 183,964.228                 1.797%                     3.077%
Broker Non-votes                      1,292,684.000                12.626%                    21.620%
TOTAL                                 5,979,083.326                58.400%                   100.000%

                                CENTURY FUNDS 29

MANAGEMENT OF THE FUNDS

The following table provides certain information regarding the Trustees and officers of Century Shares Trust and Century Small Cap Select Fund as of October 31, 2007. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o Century Capital Management, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110. Each Trustee's term of office continues until the Trustee retires, resigns or is removed in accordance with the Declaration of Trust or until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor.

INDEPENDENT TRUSTEES

 NAME, AGE, POSITION(S)                                                                                                  NO. OF
 HELD WITH TRUST AND                PRINCIPAL OCCUPATION DURING PAST 5 YEARS                                             PORTFOLIOS
 LENGTH OF TIME SERVED              AND OTHER DIRECTORSHIPS HELD                                                         IN FUND
                                                                                                                         COMPLEX
                                                                                                                         OVERSEEN
 WILLIAM GRAY (55)                  Co-Chief Executive Officer, North America Region, Ogilvy & Mather Worldwide            2
 Trustee, 2006 to present           (advertising firm) (2005 to present); President, Ogilvy & Mather, New York (1997 to 2005). Other Directorships:  American Red Cross of Greater New York, Chairman
                                    (since 2002), Member (since 1999); The New York Public Library (since 1999); The
                                    National Advertising Review Board (since 2001); Wakeman Boys Club (since 1989).

 LAURA A. JOHNSON (53)              President, Massachusetts Audubon Society (1999 to present). Other directorships:       2
 Trustee, July 31, 2007 to present  Massachusetts Department of Conservation and Recreation (2004 to present); Woods
                                    Hole Oceanographic Institute (2003 to
                                    present); The Fenn School, Concord,
                                    Massachusetts (2001-2007).

 STEPHEN W. KIDDER (54)             Managing Partner, Hemenway & Barnes (law firm). Other Directorships: Trustee,          2
 Trustee, 2005 to present           Wellesley College; Trustee, Isabella Stewart Gardner Museum; Trustee, Children's
                                    Hospital Trust; Director, The Concord Bookshop, Inc.

 JERROLD MITCHELL (68)              Independent Investment Adviser (since 1995); Senior Advisor, Saltonstall & Co.         2
 Trustee, 2004 to present           (family investment office) (April 2007 to present); Chief Investment Officer, The
                                    Boston Foundation (2005 to 2007); Chief Investment Officer, Massachusetts Pension
                                    Reserves Investment Management Board (2001 to 2004). Other Directorships: Trustee,
                                    Boston Athenaeum; Trustee, Yale Library Associates; Trustee, Trustees of Donations;
                                    Commissioner of Trust Funds, Town of Wayland.

 JERRY S. ROSENBLOOM (68)           The Wharton School, University of Pennsylvania, Professor of Insurance and Risk        2
 Trustee, 1998 to present           Management and Academic Director, Certified Employee Benefit Specialist Program.
                                    Other Directorships: Harleysville Group, Inc.; American Institute for Chartered
                                    Property Casualty Underwriters.

 DAVID D. TRIPPLE (63)              Pioneer Investment Management, a subsidiary of UniCredito Italiano (investment         2
 Trustee, 2004 to present           adviser), Chief Executive Officer and Trustee of all U.S. Pioneer mutual funds (10/00 to 09/01); prior thereto, The Pioneer Group, Inc. (asset management), Executive Vice
                                    President and Director (09/98 to 10/00). Other Directorships: The Calamos Funds
                                    (16 portfolios).

 ELLEN M. ZANE (56)                 President and Chief Executive Officer, Tufts-New England Medical Center & Floating     2
 Trustee, Elected July 31, 2007     Hospital for Children (2004 to present); prior thereto, Network President, Partners
                                    Healthcare System (1994-2004). Other directorships: Fiduciary Trust Company (2000 to present); Parexel International Corporation (2006 to present); John F.
                                    Kennedy Library Foundation (1999 to present); Harvard School of Public Health,
                                    Health Policy & Management Executive Council (1999 to present); Northeastern
                                    University (2004 to present); Tufts University School of Medicine (2005 to present); Massachusetts Hospital Association (2005 to present).


                                30 CENTURY FUNDS

INTERESTED TRUSTEES AND OFFICERS (1)
 NAME, AGE, POSITION(S)                                                                                                  NO. OF
 HELD WITH TRUST AND                PRINCIPAL OCCUPATION DURING PAST 5 YEARS                                             PORTFOLIOS
 LENGTH OF TIME SERVED              AND OTHER DIRECTORSHIPS HELD                                                         IN FUND
                                                                                                                         COMPLEX
                                                                                                                         OVERSEEN
 ALEXANDER L. THORNDIKE (41)        Managing Partner, Century Capital Management, LLC; Managing Member, CCP                2
 Trustee and Portfolio Manager,     Capital II, LLC (since 1999) (investment management services); Member, CCP
 1999 to present; Chairman and      Capital IV, LLC (since 2007) (investment management). No other directorships held.
 Chief Executive Officer,
 2004 to present

 DAVIS R. FULKERSON (42)            Managing Partner, Century Capital Management, LLC; Managing Member, CCP                2
 Trustee, 2000 to present           Capital II, LLC (since 1999) (investment management services); President and
                                    Director, CCP Capital III, Inc. (since 2001) (investment management services);
                                    Member, CCP Capital IV, LLC (since 2006) (investment management services).
                                    No other directorships held.

 SANDRA F. HAZEL (36)               Director of Finance and Accounting, Century Capital Management, LLC.                  N/A
 Chief Financial Officer,
 2007 to present

 Maureen E. Kane (45)               General Counsel, Century Capital Management, LLC, (2004-present); prior thereto,      N/A
 Chief Legal Officer, 2006 to       Vice President, Deutsche Asset Management (1997-2004).
 present; Chief Compliance Officer
 and Secretary, 2007 to present

The Funds' Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-321-1928.

Availability of Quarterly Portfolio Schedules. Each fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of the fund's fiscal year on Form N-Q. The Forms N-Q are available on the SEC's website at http://www.sec.gov, and they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities and each fund's proxy voting record for the 12-month period ended June 30 are available, without charge, upon request, by calling 1-800-321-1928. You may also obtain a copy of the funds' proxy voting policies and procedures and proxy voting record on the SEC's website at http://www.sec.gov.


     -----------------------
(1) Each person listed is considered an "interested person" of the funds within the meaning of the 1940 Act by virtue of being an officer or employee of the Adviser.


INVESTMENT ADVISER
Century Capital Management, LLC
100 Federal Street
Boston, Massachusetts 02110

SHAREHOLDER HOTLINE
800-303-1928

WEBSITE
www.centuryfunds.com

                                CENTURY FUNDS 31

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                                32 CENTURY FUNDS

Logo: CENTURY

Logo: CENTURY FUNDS
100 Federal Street  Boston, Massachusetts 02110


CCMT A
OCT 2007

Item 2. Code of Ethics.

As of the end of the period covered by this report, Century Capital Management Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

During the period covered by this report, there were no amendments to, or waivers from, any provision of the code of ethics.

A copy of the code of ethics is filed as an exhibit hereto.

Item 3. Audit Committee Financial Expert.

     The Board of Trustees has determined that Jerry Rosenbloom, who is a member of the Century Capital Management Trust Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Rosenbloom is an independent trustee, as defined in paragraph (a)(2) of this item's instructions. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed to the Trust for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the financial statements of Century Capital Management Trust (the "Trust") or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal years were as follows:

     FYE                              Audit Fees
     ---                              ----------
     10/31/07                         $69,000
     10/31/06                         $64,000

(b) Audit-Related Fees. For each of the last two fiscal years, there were no fees billed to the Trust for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported under Audit Fees. For each of the last two fiscal years of the Trust, there were no audit-related fees billed by the Fund's principal accountant to the Trust's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund (together, "Adviser Related Entities") for services that were related directly to the operations and financial reporting of the Trust.

(c) Tax Fees. The aggregate fees billed to the Trust for each of the last two fiscal years for professional services provided by the Trust's principal accountant for tax compliance, tax advice and tax planning were as follows:


     FYE                              Tax Fees
     ---                              ----------
     10/31/07                         $9,800
     10/31/06                         $9,000

     For the last two fiscal years of the Trust, there were no tax fees billed by the Fund's principal accountant to Adviser Related Entities for services that were related directly to the operations and financial reporting of the Trust.

(d) All Other Fees. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees," and "Tax Fees." For each of the Trust's last two fiscal years, no such fees were billed by the Trust's principal accountant to the Trust or to Adviser Related Entities for services related directly to the operations and financial reporting of the Trust.

(e) (1) The Audit Committee's pre-approval policies and procedures are as follows:

     The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds.

     (2) No services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph
     (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable

(g) The aggregate non-audit fees billed by the Trust's accountant, for the Trust's last two fiscal years, for services rendered to the Trust and Adviser Related Entities are shown in the table below:

                                          Non-Audit Fees
                       Non-Audit Fees      for Adviser            Aggregate
                          for Trust      Related Entities       Non-Audit Fees

     FYE
     October 31, 2007       None              None                  None
     October 31, 2006       None              None                  None

(h) The Audit Committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

     Not applicable.

Item 6. Schedule of Investments.

     Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12. Exhibits.

     (a) Fund's Code of Ethics. The registrant's code of ethics required to be disclosed under Item 2 of Form N-CSR attacheded hereto as Exhibit 99.CODE ETH.

     (b) Attached hereto.

         Exhibit 99.CERT A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company
                                  Act of 1940.

                                   SIGNATURES



         Pursuant to the requirement of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Century Capital Management Trust


By:    /s/ Alexander L. Thorndike
     ---------------------------------------------------------
       Alexander L. Thorndike, Chairman

Date:  January 9, 2008


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicate.


By:    /s/ Alexander L. Thorndike
     ------------------------------------------------------------------
       Alexander L. Thorndike, Chairman (Principal Executive Officer)


Date:  January 9, 2008


By:    /s/ Sandra Hazel
     ------------------------------------------------------------------
       Sandra Hazel, Chief Financial Officer (Principal Financial Officer)

Date:  January 9, 2008